UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-5583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/03

Item 1. Reports to Shareholders

DECEMBER 31, 2003

TEMPLETON RETIREMENT ANNUITY

ANNUAL REPORT

- TRA SEPARATE ACCOUNT
- FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND - CLASS 1

FRANKLIN® TEMPLETON® INVESTMENTS

Franklin • Templeton • Mutual Series

TEMPLETON RETIREMENT ANNUITY

ANNUAL REPORT

A Word About Risk	i
Important Notes to Performance Information	ii
Regulatory Update	iii
Manager’s Discussion	TG-2
Performance	TG-4
*Prospectus Supplement	TG-5
Financial Highlights	TG-6
Statement of Investments	TG-8
Financial Statements	TG-13
Notes to Financial Statements	TG-16
Templeton Retirement Annuity Separate Account Financials	SA-1
Index Descriptions	IND-1
Board Members and Officers	BOD-1
Proxy Voting Policies and Procedures	PV-1

*	Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

TRA A03 02/04

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investment in particular sectors from time to time, some funds carry greater risk of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated (“junk”) bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

i

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

ii

REGULATORY UPDATE

As of February 12, 2004

To Our Valued Contract Owners:

In our efforts to fulfill our ongoing commitment to providing you with timely and accurate information, we have prepared this statement to give you an overview of current industry issues as they pertain to Franklin Resources, Inc. (Franklin Templeton Investments) and our subsidiary companies (the “Company”). Any further updates on these and other matters will be disclosed on the Company’s website at franklintempleton.com under “Statement on Current Industry Issues.”

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund(s) may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds’ investment adviser and/or an affiliate adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on a fund is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making a fund or its shareholders whole, as appropriate.

iii

TEMPLETON GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

This annual report for Templeton Growth Securities Fund covers the period ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index, which returned 34.63% for the year under review.1

Economic and Market Overview

In spring 2003, the end of major conflict in Iraq coincided with the start of a global equity market rally that produced the strongest annual total returns since 1986. The rally’s main catalyst was an improving global economy, underpinned by expansionary fiscal and monetary policies, corporate restructuring and consolidation, and more than two years of declining equity valuations that created potential opportunities in Asia, Europe and the Americas.

In many countries, including the U.S., China and Japan, gross domestic product (GDP) growth accelerated in 2003, particularly in the second half of the year. In the U.S., GDP grew at annualized rates of 3.1% and 8.2% in the second and third quarters. Over the same periods, consumer spending rose at annualized rates of 3.3% and 6.9% spurred largely by tax cuts, car-buying incentives and mortgage refinancing, as interest rates remained at the lowest level in more than four decades. Industrial production increased in the U.S., China, Japan and South Korea in the second half of the year, as did consumer sentiment in the U.S., U.K., Germany and Sweden, and business sentiment in the U.S., Australia, Germany and Japan. In short, a synchronized global economic recovery gained momentum in the second half of 2003.

Further evidence of this recovery was the continued rise in the prices of base metals and other commodities. This was due, in part, to greater demand in China. On December 31, 2003, contracts for aluminum and other metals such silver, gold, copper and zinc were anywhere from

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

19% to 50% higher than 12 months before.2 While gold crossed the $400-an-ounce threshold for the first time in more than seven years, such agricultural commodities as cotton and soybeans gained approximately 40%.2 Despite rising commodities prices, global inflation remained subdued throughout the year.

In 2003, the value of the U.S. dollar fell against most major currencies, including a 17% decline versus the euro.3 While the decline magnified top-line and earnings-per-share growth in the U.S., it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro. Although the dollar’s decline significantly affected equity market returns, it was not the only reason for the past year’s gains. Equity markets in many countries, including emerging market countries, produced stronger gains than the U.S. equity market, even in their local currencies. These countries benefited from the improving economic and financial market conditions in 2003.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, Fund performance benefited from several areas of the market. For example, the Fund’s energy and utilities sector exposure contributed to performance, as our holdings in those sectors outperformed the benchmark MSCI All Country World Free Index.4 Our health care holdings also outperformed the overall index, and during the period, we purchased shares of such health care sector companies as pharmaceuticals GlaxoSmithKline, Aventis and Novartis. In addition, the Fund’s consumer discretionary holdings benefited relative performance as they outperformed the benchmark index’s return.5

2. Source: Reuters, Commodity Research Bureau Index; London Metal Exchange.

3. Source: European Central Bank.

4. The energy sector comprises energy equipment and services, and oil and gas, and the utilities sector comprises electric utilities, gas utilities and multi-utilities in the Statement of Investments.

5. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; household durables; media; multi-line retail and specialty retail in the Statement of Investments.

From a regional standpoint, our relatively overweighted European exposure benefited Fund performance, as did the fact that many of our specific European holdings outperformed the index’s European stocks.

Hindering the Fund’s performance relative to the index were the Fund’s materials sector holdings, which underperformed those of the index during the fiscal year.6 In addition, the consumer staples sector underperformed the index; therefore, our exposure to that sector detracted from overall performance.7 Regionally, our Asian holdings, which underperformed those of the index during the period, hindered relative performance.

We generally found more value in European and Asian stocks, which traded at 13 times estimated 2004 earnings at period-end, than in U.S. stocks, which traded at 18 times estimated 2004 earnings at period-end. Consistent with our strategy, during the fiscal year we sold for a profit shares of EMC, Volvo, Komatsu, BHP Billiton, Burlington Resources, Mylan Labs and Merrill Lynch, and we purchased shares of TDC, BP PLC, Unilever, Nintendo, Reuters, National Grid and Reed Elsevier.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

6. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the Statement of Investments.

7. The consumer staples sector comprises food products in the Statement of Investments.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Growth Securities Fund 12/31/03

Company Sector/Industry, Country	% of Total Net Assets

BP PLC	1.8%
Oil & Gas, U.K.

Shell Transport & Trading Co. PLC	1.7%
Oil & Gas, U.K.

E.ON AG	1.7%
Electric Utilities, Germany

Bristol-Myers Squibb Co.	1.6%
Pharmaceuticals, U.S.

Aventis SA	1.6%
Pharmaceuticals, France

Eni SpA	1.6%
Oil & Gas, Italy

Nestle SA	1.6%
Food Products, Switzerland

GlaxoSmithKline PLC	1.5%
Pharmaceuticals, U.K.

J Sainsbury PLC	1.4%
Food & Drug Retailing, U.K.

Cheung Kong Holdings Ltd.	1.3%
Real Estate, Hong Kong

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	Since Inception (3/15/94)

Average Annual Total Return	+32.62%	+5.72%	+8.89%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (3/15/94–12/31/03)

The graph compares the performance of Templeton Growth Securities Fund – Class 1 and the MSCI All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TEMPLETON GROWTH SECURITIES FUND

(FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

SUPPLEMENT DATED DECEMBER 17, 2003

TO THE PROSPECTUS DATED MAY 1, 2003

The prospectus is amended by replacing the MANAGEMENT section (page TG-5) with the following:

MANAGEMENT

Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, Bahamas, is the Fund’s investment manager. Under an agreement with TGAL, Templeton Asset Management Limited (TAML), #7 Temasek Boulevard #38-3, Suntec Tower One, Singapore 038987, serves as the fund’s sub-advisor. TAML provides TGAL with investment management advice and assistance.

MANAGEMENT TEAM    The team responsible for the Fund’s management is:

Alan Chua, CFA PORTFOLIO MANAGER, TAML	Mr. Chua has been a manager of the Fund since January 2004 and has been with Franklin Templeton Investments since 2000. Previously, he was an associate director with UBS Asset Management.

Dale Winner, CFA SENIOR VICE PRESIDENT, TGAL	Mr. Winner has been a manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1995.

Murdo Murchison, CFA EXECUTIVE VICE PRESIDENT, TGAL	Mr. Murchison has been a manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1993.

The Fund pays TGAL a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2002, the Fund paid 0.81% of its average net assets to TGAL for its services.

Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$8.67	$11.09	$13.76	$15.63	$14.77

Income from investment operations:
Net investment income[a]	.17	.17	.26	.30	.28
Net realized and unrealized gains (losses)	2.63	(2.13)	(.36)	(.15)	2.66

Total from investment operations	2.80	(1.96)	(.10)	.15	2.94

Less distributions from:
Net investment income	(.16)	(.24)	(.28)	(.27)	(.36)
Net realized gains	—	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.16)	(.46)	(2.57)	(2.02)	(2.08)

Net asset value, end of year	$11.31	$8.67	$11.09	$13.76	$15.63

Total return[b]	32.62%	(18.32)%	(.98)%	1.74%	21.04%
Ratios/supplemental data
Net assets, end of year (000’s)	$769,339	$665,537	$966,725	$1,163,637	$708,310
Ratios to average net assets:
Expenses	.88%	.87%	.85%	.88%	.88%
Net investment income	1.74%	1.69%	2.13%	2.18%	1.87%
Portfolio turnover rate	37.43%	30.67%	31.05%	69.67%	46.54%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[c]

Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$8.59	$11.01	$13.69	$15.60	$15.34

Income from investment operations:
Net investment income[a]	.13	.13	.21	.25	.17
Net realized and unrealized gains (losses)	2.62	(2.10)	(.34)	(.15)	2.17

Total from investment operations	2.75	(1.97)	(.13)	.10	2.34

Less distributions from:
Net investment income	(.15)	(.23)	(.26)	(.26)	(.36)
Net realized gains	—	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.15)	(.45)	(2.55)	(2.01)	(2.08)

Net asset value, end of year	$11.19	$8.59	$11.01	$13.69	$15.60

Total return[b]	32.13%	(18.49)%	(1.31)%	1.47%	16.35%
Ratios/supplemental data
Net assets, end of year (000’s)	$511,659	$190,054	$113,925	$79,043	$4,483
Ratios to average net assets:
Expenses	1.13%	1.12%	1.10%	1.12%	1.14% [d]
Net investment income	1.49%	1.44%	1.80%	1.87%	1.17% [d]
Portfolio turnover rate	37.43%	30.67%	31.05%	69.67%	46.54%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003

	COUNTRY	SHARES	VALUE

Common Stocks 85.9%
Aerospace & Defense 2.6%
BAE Systems PLC	United Kingdom	3,247,043	$9,779,900
BAE Systems PLC, 144A	United Kingdom	35,823	107,897
Boeing Co.	United States	289,000	12,178,460
Rolls-Royce Group PLC	United Kingdom	3,661,602	11,618,463

			33,684,720

Airlines .8%
Singapore Airlines Ltd.	Singapore	1,560,100	10,288,595

Automobiles .7%
Volkswagen AG	Germany	165,400	9,252,636

Banks 7.5%
Abbey National PLC	United Kingdom	1,703,959	16,197,387
DBS Group Holdings Ltd.	Singapore	725,000	6,275,393
HSBC Holdings PLC	Hong Kong	461,601	7,283,492
Kookmin Bank	South Korea	323,500	12,122,765
Lloyds TSB Group PLC	United Kingdom	1,924,424	15,433,701
Nordea AB	Sweden	1,610,770	12,088,666
Standard Chartered PLC	United Kingdom	691,455	11,418,830
UBS AG	Switzerland	213,966	14,653,665

			95,473,899

Chemicals 3.7%
Akzo Nobel NV	Netherlands	355,200	13,709,788
BASF AG	Germany	145,200	8,195,888
Bayer AG, Br.	Germany	418,290	12,346,097
Syngenta AG	Switzerland	196,100	13,208,110

			47,459,883

Commercial Services & Supplies 1.7%
Brambles Industries PLC	United Kingdom	1,784,500	6,500,882
Securitas AB	Sweden	503,790	6,791,604
Waste Management Inc.	United States	297,408	8,803,277

			22,095,763

Computers & Peripherals .3%
Hewlett-Packard Co.	United States	144,590	3,321,232

Containers & Packaging .3%
Temple-Inland Inc.	United States	59,950	3,757,067

Diversified Financials 2.5%
Morgan Stanley	United States	100,000	5,787,000
Nomura Holdings Inc.	Japan	899,000	15,309,088
Swire Pacific Ltd., A	Hong Kong	1,748,800	10,789,778

			31,885,866

Diversified Telecommunication Services 7.1%
BCE Inc.	Canada	344,317	7,700,338
KT Corp., ADR	South Korea	688,360	13,127,025
Nippon Telegraph & Telephone Corp.	Japan	3,501	16,889,213
Portugal Telecom SGPS SA	Portugal	543,450	5,470,145
SBC Communications Inc.	United States	441,280	11,504,170
TDC AS	Denmark	430,274	15,525,332

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Diversified Telecommunication Services (cont)
[a]Telefonica SA	Spain	540,160	$7,930,704
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	368,216	12,162,174

			90,309,101

Electric Utilities 4.2%
E.On AG	Germany	323,600	21,196,453
Endesa SA	Spain	600,000	11,541,372
Hong Kong Electric Holdings Ltd.	Hong Kong	2,680,498	10,599,630
Iberdrola SA, Br.	Spain	331,200	6,546,297
Korea Electric Power Corp.	South Korea	229,100	4,114,763

			53,998,515

Electronic Equipment & Instruments 1.6%
[a]Celestica Inc.	Canada	445,040	6,706,753
Hitachi Ltd.	Japan	2,191,500	13,209,937

			19,916,690

Energy Equipment & Services .9%
[a]Noble Corp.	United States	327,600	11,721,528

Food & Drug Retailing 3.3%
Albertson’s Inc.	United States	537,800	12,181,170
J Sainsbury PLC	United Kingdom	3,133,140	17,541,568
[a]Kroger Co.	United States	654,190	12,109,057

			41,831,795

Food Products 5.5%
Cadbury Schweppes PLC	United Kingdom	1,880,000	13,806,949
General Mills Inc.	United States	205,670	9,316,851
H.J. Heinz Co.	United States	278,585	10,148,852
Nestle SA	Switzerland	80,399	20,087,561
Unilever NV	Netherlands	263,257	17,217,300

			70,577,513

Gas Utilities .5%
TransCanada Corp.	Canada	300,000	6,472,432

Health Care Providers & Services .6%
AmerisourceBergen Corp.	United States	3,400	190,910
CIGNA Corp.	United States	126,750	7,288,125
HCA Inc.	United States	3,500	150,360

			7,629,395

Hotels Restaurants & Leisure 1.2%
Accor SA	France	213,300	9,658,767
Carnival Corp.	United States	157,373	6,252,429

			15,911,196

Household Durables 1.5%
Koninklijke Philips Electronics NV	Netherlands	315,570	9,214,740
Sony Corp.	Japan	299,100	10,354,213

			19,568,953

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Industrial Conglomerates 1.9%
Hutchison Whampoa Ltd.	Hong Kong	1,068,000	$7,875,599
Smiths Group PLC	United Kingdom	850,100	10,059,184
Tyco International Ltd.	United States	262,920	6,967,380

			24,902,163

Insurance 4.4%
Ace Ltd.	Bermuda	302,000	12,508,840
AXA SA	France	348,340	7,456,269
Swiss Reinsurance Co.	Switzerland	223,730	15,105,280
Willis Group Holdings Ltd.	United States	270,398	9,212,460
XL Capital Ltd., A	Bermuda	155,300	12,043,515

			56,326,364

IT Consulting & Services 1.4%
Electronic Data Systems Corp.	United States	525,302	12,890,911
Satyam Computers Services Ltd.	India	686,066	5,523,865

			18,414,776

Machinery
Volvo AB, B	Sweden	993	30,362

Media 3.5%
Pearson PLC	United Kingdom	1,063,752	11,844,646
Reed Elsevier NV	Netherlands	1,005,800	12,496,380
Reuters Group PLC	United Kingdom	2,141,933	9,010,835
[a]Time Warner Inc.	United States	300,000	5,397,000
Wolters Kluwer NV	Netherlands	349,853	5,471,969

			44,220,830

Metals & Mining 1.8%
Barrick Gold Corp.	Canada	348,800	7,921,248
BHP Billiton PLC	United Kingdom	1,065,996	9,312,509
POSCO	South Korea	39,792	5,443,639

			22,677,396

Multi-Utilities 1.3%
National Grid Transco PLC	United Kingdom	2,334,378	16,726,066

Multiline Retail .4%
Marks & Spencer Group PLC	United Kingdom	1,099,900	5,690,394

Oil & Gas 5.8%
BP PLC	United Kingdom	2,873,817	23,304,973
Eni SpA	Italy	1,081,305	20,404,040
Repsol YPF SA	Spain	424,530	8,278,549
Shell Transport & Trading Co. PLC	United Kingdom	2,982,593	22,184,841

			74,172,403

Paper & Forest Products 3.2%
Bowater Inc.	United States	191,800	8,882,258
International Paper Co.	United States	240,000	10,346,400
Stora Enso OYJ, R	Finland	763,800	10,289,334
UPM-Kymmene Corp.	Finland	624,400	11,908,335

			41,426,327

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES		VALUE

Common Stocks (cont.)
Pharmaceuticals 8.8%
Abbott Laboratories	United States	283,510		$13,211,566
Aventis SA	France	308,743		20,406,323
Bristol-Myers Squibb Co.	United States	737,730		21,099,078
GlaxoSmithKline PLC	United Kingdom	815,888		18,695,273
Novartis AG	Switzerland	297,700		13,515,953
Pfizer Inc.	United States	420,000		14,838,600
[a]Shire Pharmaceuticals Group PLC	United Kingdom	1,111,940		10,798,723

				112,565,516

Real Estate 1.3%
Cheung Kong Holdings Ltd.	Hong Kong	2,166,499		17,231,866

Semiconductors & Semiconductor Equipment .8%
Samsung Electronics Co. Ltd.	South Korea	26,320		9,962,501

Software 1.7%
[a]Check Point Software Technologies Ltd.	Israel	390,510		6,568,378
Nintendo Co. Ltd.	Japan	160,000		14,929,551

				21,497,929

Specialty Retail .4%
[a]Toys R Us Inc.	United States	375,000		4,740,000

Wireless Telecommunication Services 2.7%
[a]AT&T Wireless Services Inc.	United States	1,522,000		12,160,780
China Mobile (Hong Kong) Ltd., fgn.	China	3,598,500		11,054,694
SK Telecom Co. Ltd.	South Korea	61,223		10,225,243
SK Telecom Co. Ltd., ADR	South Korea	54,400		1,015,038

				34,455,755

Total Common Stocks (Cost $968,463,184)				1,100,197,427

Preferred Stocks 1.2%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	138,500		7,134,135
Petroleo Brasileiro SA, ADR, pfd.	Brazil	173,100		4,614,846
Volkswagen AG, pfd.	Germany	108,300		3,947,868

Total Preferred Stocks (Cost $10,732,153)				15,696,849

Convertible Bond (Cost $325,173) .1%		PRINCIPAL AMOUNT[c]
AXA SA, cvt., zero cpn., 12/21/04	France	21,771	EUR	439,100

Total Investments before Repurchase Agreements (Cost $979,520,510)				1,116,333,376

Repurchase Agreements 11.8%
[b] BZW Securities Inc. 0.84%, 1/02/04 (Maturity Value $70,003,267) Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities	United States	70,000,000		70,000,000
[b] Federal Home Loan Bank .75%, 1/02/04 (Maturity Value $11,470,000) Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities	United States	11,470,000		11,469,522
[b] Paribas Corp .93%, 1/02/04 (Maturity Value $70,003,617) Collateralized by U.S. Treasury Bills, Notes and Bonds, and Government Agency Securities	United States	70,000,000		70,000,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Repurchase Agreements (cont.)
Total Repurchase Agreements (Cost $151,469,522)			$151,469,522

Total Investments (Cost $1,130,990,032) 99.0%			1,267,802,898
Other Assets, less Liabilities 1.0%			13,194,830

Net Assets 100.0%			$1,280,997,728

Currency Abbreviations:

EUR - Euro

[a]	Non-income producing.
[b]	See Note 1(c) regarding repurchase agreements.
[c]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$979,520,510

Value	1,116,333,376
Repurchase agreements, at value and cost	151,469,522
Cash	76,092
Foreign currency, at value (cost $6,829,852)	7,061,422
Receivables:
Investment securities sold	4,086,363
Capital shares sold	1,340,813
Dividends and Interest	2,685,276

Total assets	1,283,052,864

Liabilities:
Payables:
Investment securities purchased	195,143
Capital shares redeemed	373,015
Affiliates	1,020,837
Deferred tax liability (Note 1g)	258,124
Other liabilities	208,017

Total liabilities	2,055,136

Net assets, at value	$1,280,997,728

Net assets consist of:
Undistributed net investment income	$16,602,943
Net unrealized appreciation (depreciation)	136,894,643
Accumulated net realized gain (loss)	(78,853,936)
Capital shares	1,206,354,078

Net assets, at value	$1,280,997,728

Class 1:
Net assets, at value	$769,339,086

Shares outstanding	68,049,173

Net asset value and offering price per share	$11.31

Class 2:
Net assets, at value	$511,658,642

Shares outstanding	45,705,756

Net asset value and offering price per share	$11.19

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
(net of foreign taxes and fees of $2,469,013)
Dividends	$ 24,724,072
Interest	1,037,496

Total investment income	25,761,568

Expenses:
Management fees (Note 3)	7,964,686
Distribution fees - Class 2 (Note 3)	768,510
Transfer agent fees	5,244
Other	634,281

Total expenses	9,372,721

Net investment income	16,388,847

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $84,349) (Note 1g)	(17,384,016)
Foreign currency transactions	252,727

Net realized gain (loss)	(17,131,289)
Net unrealized appreciation (depreciation) on:
Investments	296,364,236
Translation of assets and liabilities denominated in foreign currencies	693,277
Deferred taxes (Note 1g)	(258,124)

Net unrealized appreciation (depreciation)	296,799,389

Net realized and unrealized gain (loss)	279,668,100

Net increase (decrease) in net assets resulting from operations	$296,056,947

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$16,388,847	$16,151,877
Net realized gain (loss) from investments and foreign currency transactions	(17,131,289)	(59,721,285)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	296,799,389	(148,198,002)

Net increase (decrease) in net assets resulting from operations	296,056,947	(191,767,410)
Distributions to shareholders from:
Net investment income:
Class 1	(11,363,488)	(20,070,527)
Class 2	(4,553,762)	(3,259,082)
Net realized gains:
Class 1	—	(18,428,918)
Class 2	—	(3,204,573)

Total distributions to shareholders	(15,917,250)	(44,963,100)
Capital share transactions: (Note 2)
Class 1	(80,154,599)	(102,174,647)
Class 2	225,420,705	113,847,109

Total capital share transactions	145,266,106	11,672,462
Net increase (decrease) in net assets	425,405,803	(225,058,048)
Net assets:
Beginning of year	855,591,925	1,080,649,973

End of year	$1,280,997,728	$855,591,925

Undistributed net investment income included in net assets:
End of year	$16,602,943	$15,907,519

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-two separate series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,110,988	$10,553,604	27,335,041	$291,949,245
Shares issued in reinvestment of distributions	1,181,236	11,363,488	3,694,764	38,499,445
Shares redeemed	(11,030,466)	(102,071,691)	(41,405,187)	(432,623,337)

Net increase (decrease)	(8,738,242)	$(80,154,599)	(10,375,382)	$(102,174,647)

Class 2 Shares:
Shares sold	30,448,582	$289,636,811	21,239,772	$207,175,310
Shares issued in reinvestment of distributions	477,333	4,553,762	624,508	6,463,655
Shares redeemed	(7,334,303)	(68,769,868)	(10,095,406)	(99,791,856)

Net increase (decrease)	23,591,612	$225,420,705	11,768,874	$113,847,109

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Global Advisors Ltd. (TGAL)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

1.00%	First $100 million
.90%	Over $100 million, up to and including $250 million
.80% .75%	Over $250 million, up to and including $500 million Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $78,798,487, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$52,333,376
2011	26,465,111

$78,798,487

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $55,449. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$15,917,250	$33,239,449
Long term capital gain	—	11,723,651

	$15,917,250	$44,963,100

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,130,978,446

Unrealized appreciation	$195,803,036
Unrealized depreciation	(58,978,584)

Net unrealized appreciation (depreciation)	$136,824,452

Undistributed ordinary income	$16,591,356
Undistributed long term capital gains	—

Distributable earnings	$16,591,356

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2003 aggregated $355,356,084 and $327,926,441, respectively.

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 28.40% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2004, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2004, semi-annual report of the Fund.

TEMPLETON RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements

Statement of Assets and Liabilities

As of December 31, 2003

Assets
Investment in Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund - Class 1, at market value - (cost $8,698,326)	$7,503,229
Receivable from Templeton Funds Annuity Company	107,610

Total Assets	$7,610,839
Liabilities
Payable to Templeton Funds Annuity Company	—

Net assets	$7,610,839

Accumulation Units
Units outstanding	663,415

Unit value (accumulation)	11.31

The accompanying notes are an integral part of these financial statements.

TEMPLETON RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements (continued)

Statement of Operations

For the year ended December 31, 2003

Investment Income:
Income:
Dividend distributions	$114,248
Capital gains distribution	0

Total income	114,248

Expenses:
Periodic charge (Note 2)	73,600

Net investment income	40,648

Realized and unrealized gain on investments:
Net realized loss on investments	(693,214)
Unrealized appreciation of investments for the year	2,520,072

Net gain on investments	1,826,858

Net increase in net assets from operations	$1,867,506

The accompanying notes are an integral part of these financial statements.

TEMPLETON RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements (continued)

Statements of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (decrease) in net assets from operations:
Net investment income	$ 40,648	$282,898
Net realized loss on investments	(693,214)	(744,001)
Unrealized appreciation (depreciation) of investments for the year	2,520,072	(1,212,577)

Net increase in net assets from operations	1,867,506	(1,673,680)

Annuity unit transactions:
Annuity payments	(1,011,953)	(1,162,193)
Increase in annuity reserves for mortality experience (Note 1)	200,188	22,553

Net decrease in net assets derived from annuity unit transactions	(811,766)	(1,139,640)

Total increase (decrease) in net assets	1,055,740	(2,813,320)
Net Assets:
Beginning of period	6,555,099	9,368,419

End of period	$ 7,610,839	$6,555,099

The accompanying notes are an integral part of these financial statements.

TEMPLETON RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements

1. SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. As of December 31, 2003, all assets of the Separate Account are invested in the Franklin Templeton Variable Insurance Products Trust (FTVIPT) – Templeton Growth Securities Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Valuation of Securities

Investments in shares of FTVIPT are carried in the Statement of Assets and Liabilities at net asset value (market value).

Dividends

Dividend income is recorded as income on the ex-dividend date and reinvested in additional shares of the Fund.

Income Taxes

Operations of the Separate Account form a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant’s gross income until amounts are received pursuant to an Annuity.

Annuity Reserves

Annuity reserves carried by the Company are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1 percent of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3 percent of average annual net assets to cover expenses, 0.3 percent to cover expense risk and 0.5 percent to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

TEMPLETON RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements (continued)

3. INVESTMENT TRANSACTIONS

During the period ended December 31, 2003, purchases and sales of Templeton Growth Securities Fund Class 1 shares aggregated $114,248 and $1,011,953 respectively. Realized gains and losses are reported on an identified cost basis.

4. UNIT VALUES

A summary of unit values and units outstanding for variable contracts, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2003, follows:

	Net Assets			Net investment income as a % of average net assets	Expenses as a % of average net assets	Total Return
	Units	Unit Value	(000)
December 31, 2003	633,415	11.31	7,611	1.6%	1.0%	26.5%
December 31, 2002	758,256	8.67	6,555	2.4%	1.1%	(17.7)%
December 31, 2001	846,342	11.09	9,368	2.1%	1.1%	(2.1)%
December 31, 2000	797,108	13.76	10,972	1.1%	1.0%	5.8%
December 31, 1999	482,812	24.39	11,780	1.6%	1.1%	24.1%
December 31, 1998	500,682	21.07	10,578

5. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the FTVIPT – Templeton Growth Securities Fund Class 1. FTVIPT’s investment securities are managed by professional investment managers within established guidelines. As of December 31, 2003, in management’s opinion, the Separate Account had no significant concentration of credit risk.

Report of Independent Certified Public Accountants

The Participants of

Templeton Funds Retirement Annuity Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Funds Retirement Annuity Separate Account (the Separate Account) at December 31, 2003, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Jacksonville, Florida

February 6, 2004

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI) is a measure of the average changes in price for a fixed basket of goods and services regularly bought by U.S. consumers; published by the Bureau of Labor Statistics.

Credit Suisse First Boston (CSFB) High Yield Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits and other corporate actions.

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.

J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. The index is based on the gross price (net price plus accrued interest) of bonds in the index. The index is expressed in terms of $US.

Lehman Brothers Intermediate U.S. Government Bond Index includes securities issued by the U.S. Treasury or agency. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to ten years to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Securities (MBS) Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The securities must have a weighted average maturity of at least one year, have at least $200 million par amount outstanding and be fixed rate. The index excludes buydowns, graduated equity mortgages and project loans. Non-agency (whole loan), 20-year securities, ARM securities and CMOs are also excluded.

IND-1

Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $200 million par amount outstanding and rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated, non-convertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes, and state and local government series bonds, STRIPS and Treasury Inflation-Protection Securities.

Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers U.S. Government/Credit Index includes securities issued by the U.S. Treasury or agency and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility, and finance, which includes both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency, and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Multi-Sector Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the one-year period ended 12/31/03, there were 112 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

IND-2

Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 60% of their portfolios in equity securities. For the one-year period ended 12/31/03, there were 56 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest primarily in U.S. government and Agency issues. For the one-year period ended 12/31/03, there were 48 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income by investing in income-producing stocks, bonds and money market instruments. For the one-year period ended 12/31/03, there were 14 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Multi-Cap Value Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. For the one-year period ended 12/31/03, there were 107 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Target Maturity Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Target Maturity Funds classification in the Lipper VIP underlying funds universe. Lipper Target Maturity Funds are defined as funds that invest principally in zero coupon U.S. Treasury securities or in coupon-bearing U.S. government securities targeted to mature in a specific year. For the one-year period ended 12/31/03, there were 9 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Utility Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Utility Funds classification in the Lipper VIP underlying funds universe. Lipper Utility Funds are defined as funds that invest primarily in utility shares. For the one-year period ended 12/31/03, there were 25 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

IND-3

Merrill Lynch 2-, 5- and 10-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets globally.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in emerging markets globally.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures total returns of equity securities in developed markets in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Japan Index is market capitalization-weighted and measures total returns of equity securities in Japan.

Morgan Stanley Capital International (MSCI) Korea Index is market capitalization-weighted and measures total returns of equity securities in Korea.

Morgan Stanley Capital International (MSCI) World Financial Index is market capitalization-weighted and measures total returns of financial securities in developed markets globally.

Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally.

Mortgage Bankers Association Refinancing Index covers all mortgage applications to refinance an existing mortgage. It is the best overall gauge of mortgage refinancing activity.

Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure performance of all Nasdaq stocks in the telecommunications sector. The index was developed with a base value of 100 as of February 5, 1971.

National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 3,000 companies.

Russell 1000® Growth Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization-weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of total market capitalization of the Russell 3000 Index, as of 12/31/03.

Russell 1000 Value Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IND-4

Russell 2000® Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of total market capitalization of the Russell 3000 Index, as of 12/31/03.

Russell 2000 Value Index is market capitalization-weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index is market capitalization-weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization-weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of 12/31/03.

Russell 3000 Value Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index is market capitalization-weighted and measures performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

S&P/International Finance Corporation Investable (IFCI) Composite Index is a market capitalization weighted index designed to measure the performance of emerging market stocks. It tracks approximately 2,000 securities in countries such as Brazil, Mexico, China and South Korea. Performance represents total return in $US.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

IND-5

Board Members and Officers

Independent Board Members

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

FRANK H. ABBOTT, III (82) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	113	None

Principal Occupation During Past 5 Years: President and Director, Abbott Corporation (an investment company).

HARRIS J. ASHTON (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	142	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	52	None

Principal Occupation During Past 5 Years:

Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. JOSEPH FORTUNATO (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	143	None

Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.

FRANK W.T. LAHAYE (74) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	115	Director, The California Center for Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

GORDON S. MACKLIN (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	142	Director, White Mountains Insurance Group, Ltd. (holding company); Martek Biosciences Corporation; MedImmune, Inc. (biotechnology); Overstock.com (Internet services); and Spacehab, Inc. (aerospace services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002).

Principal Occupation During Past 5 Years:

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

BOD-1

Interested Board Members and Officers

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

**CHARLES B. JOHNSON (70) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (63) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	125	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

**CHRISTOPHER H. PINKERTON (45) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2001	22	None

Principal Occupation During Past 5 Years:

President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors; President and Chief Executive Officer, USAllianz Investment Advisor and USAllianz VIP Trust; Senior Vice President, Variable Products Division, Allianz Life Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing, Nationwide Financial Services (until 1999).

HARMON E. BURNS (58) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

MARTIN L. FLANAGAN (43) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1995	Not Applicable	None

Principal Occupation During Past 5 Years:

Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

JIMMY D. GAMBILL (56) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer—Finance and Administration	Since 2002	Not Applicable	None

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (56) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

BARBARA J. GREEN (56) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

MICHAEL O. MAGDOL (66) 600 Fifth Avenue Rockefeller Center New York, NY 10048-0772	Vice President—AML Compliance	Since 2002	Not Applicable	Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation.

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

KIMBERLEY H. MONASTERIO (40) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer and Chief Financial Officer	Treasurer since 2000 and Chief Financial Officer since 2002	Not Applicable	None

Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

MURRAY L. SIMPSON (66) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trusts’ adviser and distributor. Mr. Pinkerton is considered an interested person of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Directors have determined that there is at least one such financial expert on the Audit Committee and has designated Frank W.T. LaHaye as its audit committee financial expert. The Board believes that Mr. LaHaye qualifies as such an expert in view of his extensive business background and experience, including service as President and Director of McCormick Selph Associates from 1954 through 1965; Director and Chairman of Teledyne Canada Ltd. from 1966 through 1971; Director and Chairman of Quarterdeck Corporation from 1982 through 1998; and services as a Director of various other public companies including U.S. Telephone Inc. (1981-1984), Fisher Imaging Inc. (1991-1998) and Digital Transmissions Systems (1995-1999). In addition, Mr. LaHaye served from 1981 to 2000 as a Director and Chairman of Peregrine Venture Management Co., a venture capital firm, and has been a Member and Chairman of the Fund’s Audit Committee since its inception. As a result of such background and experience, the Board of Directors believes that Mr. LaHaye has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. LaHaye is an independent Director as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) Includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures (“Policies”) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

PV-1

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 10(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

FRANKLIN TEMPLETON INVESTMENTS

CODE OF ETHICS

AND

POLICY STATEMENT ON INSIDER TRADING

CODE OF ETHICS

Franklin Resources, Inc. and all of its subsidiaries, and the funds in the Franklin Templeton Group of Funds (the “Funds”) (collectively, “Franklin Templeton Investments”) will follow this Code of Ethics (the “Code”) and Policy Statement on Insider Trading (the “Insider Trading Policy”), including any supplemental memoranda. Additionally, the subsidiaries listed in Appendix C of this Code, together with Franklin Resources, Inc., the Funds, the Fund’s investment advisers and principal underwriter, have adopted the Code and Insider Trading Policy.

PART 1 - STATEMENT OF PRINCIPLES

Franklin Templeton Investments’ policy is that the interests of shareholders and clients are paramount and come before the interests of any director, officer or employee of Franklin Templeton Investments.1

Personal investing activities of ALL directors, officers and employees of Franklin Templeton Investments should be conducted in a manner to avoid actual OR potential conflicts of interest with Franklin Templeton Investments, Fund shareholders, and other clients of any Franklin Templeton adviser.

Directors, officers and employees of Franklin Templeton Investments shall use their positions with Franklin Templeton Investments and any investment opportunities they learn of because of their positions with Franklin Templeton Investments, in a manner consistent with their fiduciary duties for the benefit of Fund shareholders, and clients.

PART 2 - PURPOSES, AND CONSEQUENCES OF NON-COMPLIANCE

It is important that you read and understand this document, because its overall purpose is to help all of us comply with the law and to preserve and protect the outstanding reputation of Franklin Templeton Investments. This document was adopted to comply with Securities and Exchange Commission rules under the Investment Company Act of 1940 (“1940 Act”), the Investment Advisers Act of 1940 (“Advisers Act”), the Insider Trading and Securities Fraud Enforcement Act of 1988 (“ITSFEA”), industry practice and the recommendations contained in the ICI’s Report of the Advisory Group on Personal Investing. Any violation of the Code or Insider Trading Policy, including engaging in a prohibited transaction or failing to file required reports, may result in disciplinary action, and, when appropriate, termination of employment and/or referral to appropriate governmental agencies.

PART 3 - COMPLIANCE REQUIREMENTS FOR ALL ACCESS PERSONS

3.1	WHO IS COVERED BY THE CODE AND HOW DOES IT WORK?

The principles contained in the Code must be observed by ALL directors, officers and employees2 of Franklin Templeton Investments. However, there are different categories of restrictions on personal investing activities. The category in which you have been placed generally depends on your job function, although unique circumstances may result in you being placed in a different category.

The Code covers the following categories of employees who are described below:

(1)	ACCESS PERSONS: Access Persons are those employees who have “ACCESS TO INFORMATION” concerning recommendations made to a Fund or client with regard to the purchase or sale of a security. Examples of “ACCESS TO INFORMATION” would include having access to trading systems, portfolio accounting systems, research databases or settlement information. Access Persons would typically include employees, including Futures Associates, in the following departments:

•	fund accounting;

•	investment operations;

•	information services & technology;

•	product management;

•	legal and legal compliance

•	and anyone else designated by the Director, Global Compliance

In addition, you are an Access Person if you are any of the following:

•	an officer or and directors of funds;

•	an officer or director of an investment advisor or broker-dealer subsidiary in Franklin Templeton Investments;

•	a person that controls those entities; and

•	any Franklin Resources’ Proprietary Account (“Proprietary Account”)[3]

(2)	PORTFOLIO PERSONS: Portfolio Persons are a subset of Access Persons and are those employees of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include:

•	portfolio managers;

•	research analysts;

•	traders;

•	employees serving in equivalent capacities (such as Futures Associates);

•	employees supervising the activities of Portfolio Persons; and anyone else

•	designated by the Director, Global Compliance

(3)	NON-ACCESS PERSONS: If you are an employee of Franklin Templeton Investments AND you do not fit into any of the above categories, you are a Non-Access Person. Because you do not normally receive confidential information about Fund portfolios, you are subject only to the prohibited transaction provisions described in 3.4 of this Code and the Franklin Resources, Inc.’s Standards of Business Conduct contained in the Employee Handbook.

Please contact the Legal Compliance Department if you are unsure as to what category you fall in or whether you should be considered to be an Access Person or Portfolio Person.

The Code works by prohibiting some transactions and requiring pre-clearance and reporting of most others. NON-ACCESS PERSONS do not have to pre-clear their security transactions, and, in most cases, do not have to report their transactions. “INDEPENDENT DIRECTORS” need not pre-clear or report any securities transaction unless you knew, or should have known that, during the 15-day period before or after the transaction, the security was purchased or sold or considered for purchase or sale by a Fund or Franklin Resources for a Fund. (SEE Section 5.2.B below.) HOWEVER, PERSONAL INVESTING ACTIVITIES OF ALL EMPLOYEES AND INDEPENDENT DIRECTORS ARE TO BE CONDUCTED IN COMPLIANCE WITH THE PROHIBITED TRANSACTIONS PROVISIONS CONTAINED IN 3.4 BELOW. If you have any questions regarding your personal securities activity, contact the Legal Compliance Department.

3.2	WHAT ACCOUNTS AND TRANSACTIONS ARE COVERED?

The Code covers all of your personal securities accounts and transactions, as well as transactions by any of Franklin Resource’s Proprietary Accounts. It also covers all securities and accounts in which you have “beneficial ownership.”4 A transaction by or for the account of your spouse, or any other family member living in your home is considered to be the same as a transaction by you. Also, a transaction for any account in which you have any economic interest (other than the account of an unrelated client for which advisory fees are received) AND have or share investment control is generally considered the same as a transaction by you. For example, if you invest in a corporation that invests in securities and you have or share control over its investments, that corporation’s securities transactions are considered yours.

However, you are not deemed to have a pecuniary interest in any securities held by a partnership, corporation, trust or similar entity unless you control, or share control of such entity, or have, or share control over its investments. For example, securities transactions of a trust or foundation in which you do not have an economic interest (i.e., you are not the trustor or beneficiary) but of which you are a trustee are not considered yours unless you have voting or investment control of its assets. Accordingly, each time the words “you” or “your” are used in this document, they apply not only to your personal transactions and accounts, but also to all transactions and accounts in which you have any direct or indirect beneficial interest. If it is not clear whether a particular account or transaction is covered, ask a Preclearance Officer for guidance.

3.3	WHAT SECURITIES ARE EXEMPT FROM THE CODE OF ETHICS?

You do not need to pre-clear OR report transactions of the following securities:

(1)	securities that are direct obligations of the U. S. Government (i.e., issued or guaranteed by the U.S. Government, such as Treasury bills, notes and bonds, including U.S. Savings Bonds and derivatives thereof);

(2)	high quality short-term instruments, including but not limited to bankers’ acceptances, bank certificates of deposit, commercial paper and repurchase agreements;

(3)	shares of registered open-end investment companies (“mutual funds”); and

(4)	commodity futures (excluding futures on individual securities), currencies, currency forwards and derivatives thereof.

Such transactions are also exempt from: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to portfolio persons contained in Part 4; and (iii) the applicable reporting requirements contained in Part 5.

3.4	PROHIBITED TRANSACTIONS FOR ALL ACCESS PERSONS

A.	“INTENT” IS IMPORTANT

Certain transactions described below have been determined by the courts and the SEC to be prohibited by law. The Code reiterates that these types of transactions are a violation of the Statement of Principals and are prohibited. Preclearance, which is a cornerstone of our compliance efforts, cannot detect transactions which are dependent upon INTENT, or which by their nature, occur before any order has been placed for a fund or client. A Preclearance Officer, who is there to assist you with compliance with the Code, CANNOT guarantee any transaction or transactions comply with the Code or the law. The fact that your transaction receives preclearance, shows evidence of good faith, but depending upon all the facts, may not provide a full and complete defense to any accusation of violation of the Code or of the law. For example, if you executed a transaction for which you received approval, or if the transaction was exempt from preclearance (e.g., a transaction for 100 shares or less), would not preclude a subsequent finding that front-running or scalping occurred because such activity are dependent upon your intent. Intent cannot be detected during preclearance, but only after a review of all the facts.

In the final analysis, compliance remains the responsibility of EACH individual effecting personal securities transactions.

B.	FRONT-RUNNING: TRADING AHEAD OF A FUND OR CLIENT

You cannot front-run any trade of a Fund or client. The term “front-run” means knowingly trading before a contemplated transaction by a Fund or client of any Franklin Templeton adviser, whether or not your trade and the Fund’s or client’s trade take place in the same market. Thus, you may not:

(1)	purchase a security if you intend, or know of Franklin Templeton Investments’ intention, to purchase that security or a related security on behalf of a Fund or client, or

(2)	sell a security if you intend, or know of Franklin Templeton Investments’ intention, to sell that security or a related security on behalf of a Fund or client.

C.	SCALPING.

You cannot purchase a security (or its economic equivalent) with the intention of recommending that the security be purchased for a Fund, or client, or sell short a security (or its economic equivalent) with the intention of recommending that the security be sold for a Fund or client. Scalping is prohibited whether or not you realize a profit from such transaction.

D.	TRADING PARALLEL TO A FUND OR CLIENT

You cannot buy a security if you know that the same or a related security is being bought contemporaneously by a Fund or client, or sell a security if you know that the same or a related security is being sold contemporaneously by a Fund or client.

E.	TRADING AGAINST A FUND OR CLIENT

You cannot:

(1)	buy a security if you know that a Fund or client is selling the same or a related security, or has sold the security, until seven (7) calendar days after the Fund’s or client’s order has either been executed or withdrawn, or

(2)	sell a security if you know that a Fund or client is buying the same or a related security, or has bought the security until seven (7) calendar days after the Fund’s or client’s order has either been executed or withdrawn.

Refer to Section I.A., “Pre-Clearance Standards,” of Appendix A of the Code for more details regarding the preclearance of personal securities transactions.

F.	USING PROPRIETARY INFORMATION FOR PERSONAL TRANSACTIONS

You cannot buy or sell a security based on Proprietary Information 5 without disclosing the information and receiving written authorization. If you wish to purchase or sell a security about which you obtained such information, you must report all of the information you obtained regarding the security to the Appropriate Analyst(s)6, or to the Director, Global Compliance for dissemination to the Appropriate Analyst(s).

You will be permitted to purchase or sell such security if the Appropriate Analyst(s) confirms to the Preclearance Desk that there is no intention to engage in a transaction regarding the security within seven (7) calendar days on behalf of an Associated Client7 and you subsequently preclear such security in accordance with Part 6 below.

G.	CERTAIN TRANSACTIONS IN SECURITIES OF FRANKLIN RESOURCES, INC., AND AFFILIATED CLOSED-END FUNDS, AND REAL ESTATE INVESTMENT TRUST

If you are an employee of Franklin Resources, Inc. or any of its affiliates, including Franklin Templeton Investments, you cannot effect a short sale of the securities, including “short sales against the box” of Franklin Resources, Inc., or any of the Franklin or Templeton closed-end funds, or any other security issued by Franklin Resources, Inc. or its affiliates. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to purchasing and selling call or put options and “swap” transactions or other derivatives. Officers and directors of Franklin Templeton Investments who may be covered by Section 16 of the Securities Exchange Act of 1934, are reminded that their obligations under that section are in addition to their obligations under this Code.

3.5	SERVICE AS A DIRECTOR

As an employee of Franklin Templeton Investments, you may not serve as a director, trustee, or in a similar capacity for any public or private company (excluding not-for-profit companies, charitable groups, and eleemosynary organizations) unless you receive approval from Franklin Resources, Inc. Presidents (excluding the vote of any member who is seeking such approval for himself) and it is determined that your service is consistent with the interests of the clients of Franklin Templeton Investments. You must notify the Legal Compliance Department in writing of your interest in serving as a director, which includes the justification for such directorship. Legal Compliance will process the request through Franklin Resources, Inc. Presidents.

Legal Compliance will advise you of Franklin Resources, Inc. Presidents decision. If approved, the Legal Compliance Department will furnish procedures applicable to serving as an outside director to you.

PART 4 - ADDITIONAL COMPLIANCE REQUIREMENTS APPLICABLE TO PORTFOLIO PERSONS8

4.1	REQUIREMENT TO DISCLOSE INTEREST AND METHOD OF DISCLOSURE

As a Portfolio Person, you must promptly disclose your direct or indirect beneficial interest in a security whenever you learn that the security is under consideration for purchase or sale by an Associated Client in the Franklin Templeton Group and you;

(1)	Have or share investment control of the Associated Client;

(2)	Make any recommendation or participate in the determination of which recommendation shall be made on behalf of the Associated Client; or

(3)	Have functions or duties that relate to the determination of which recommendation shall be made to the Associated Client.

In such instances, you must initially disclose that beneficial interest orally to the primary portfolio manager (or other Appropriate Analyst) of the Associated Client(s) considering the security, the Director of Research and Trading or the Director, Global Compliance. Following that oral disclosure, you must send a written acknowledgment of that interest on Schedule E (or on a form containing substantially similar information) to the primary portfolio manager (or other Appropriate Analyst), with a copy to the Legal Compliance Department.

4.2	SHORT SALES OF SECURITIES

You cannot sell short ANY security held by your Associated Clients, including “short sales against the box”. Additionally, Portfolio Persons associated with the Templeton Group of Funds and clients cannot sell short any security on the Templeton “Bargain List”. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to, sales of uncovered call options, purchases of put options while not owning the underlying security and short sales of bonds that are convertible into equity positions.

4.3	SHORT SWING TRADING

Portfolio Persons cannot profit from the purchase and sale or sale and purchase within sixty calendar days of any security, including derivatives. Portfolio Persons are responsible for transactions that may occur in margin and option accounts and all such transactions must comply with this restriction.8 This restriction does NOT apply to:

(1)	trading within a shorter period if you do not realize a profit and if you do not violate any other provisions of this Code; AND

(2)	profiting on the purchase and sale or sale and purchase within sixty calendar days of the following securities:

☐	securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

☐	high quality short-term instruments (“money market instruments”) including but not limited to (i) bankers’ acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

☐	shares of registered open-end investment companies including Exchange Traded Funds (EFT) and Holding Company Depository Receipts (Hldrs);

☐	commodity futures, currencies, currency forwards and derivatives thereof.

Calculation of profits during the 60-calendar day holding period generally will be based on “last-in, first-out” (“LIFO”). Portfolio Persons may elect to calculate their 60 calendar day profits on either a LIFO or FIFO (“first-in, first-out”) basis when there has not been any activity in such security by their Associated Clients during the previous 60 calendar days.

4.4	SECURITIES SOLD IN A PUBLIC OFFERING

Portfolio Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer, INCLUDING initial public offerings of securities made by closed-end funds and real estate investment trusts advised by Franklin Templeton Investments. Purchases of open-end mutual funds are excluded from this prohibition.

4.5	INTERESTS IN PARTNERSHIPS AND SECURITIES ISSUED IN PRIVATE PLACEMENTS

Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they:

(1)	complete the Private Placement Checklist (Schedule H);

(2)	provide supporting documentation (e.g., a copy of the offering memorandum); and

(3)	obtain approval of the appropriate Chief Investment Officer; and

(4)	submit all documents to the Legal Compliance Department

Approval will only be granted after the Director of Global Compliance consults with an executive officer of Franklin Resources, Inc.

PART 5 - REPORTING REQUIREMENTS FOR ALL ACCESS PERSONS

5.1	REPORTING OF BENEFICIAL OWNERSHIP AND SECURITIES TRANSACTIONS

Compliance with the following personal securities transaction reporting procedures is essential to enable us to meet our responsibilities to Funds and other clients and to comply with regulatory requirements. You are expected to comply with both the letter and spirit of these requirements, including completing and filing all reports required under the Code in a timely manner.

5.2	INITIAL HOLDINGS AND BROKERAGE ACCOUNT REPORTS

A. ALL ACCESS PERSONS (EXCEPT INDEPENDENT DIRECTORS)

Every employee (new or transfer) of Franklin Templeton Investments who becomes an Access Person, must file:

(1)	An Acknowledgement Form;

(2)	Schedule C: Initial, Annual & Updated Disclosure of Securities Holdings; and

(3)	Schedule F: Initial, Annual & Updated Disclosure of Securities Accounts

The Acknowledgement Form, Schedule C and Schedule F MUST be completed and returned to the Legal Compliance Department within 10 CALENDAR DAYS of the date the employee becomes an access person.

5.3	QUARTERLY TRANSACTION REPORTS

A.	ALL ACCESS PERSONS (EXCEPT INDEPENDENT DIRECTORS)

You MUST report ALL securities transactions by; (i) providing the Legal Compliance Department with copies of ALL broker’s confirmations and statements within 10 calendar days after the end of the calendar quarter (which may be sent under separate cover by the broker) showing ALL transactions and holdings in securities AND (ii) certifying by January 30th of each year that you have disclosed all such brokerage accounts on Schedule F to the Legal Compliance Department. The brokerage statements and confirmations must include all transactions in securities in which you have, or by reason of the transaction acquire any direct or indirect beneficial ownership, including transactions in a discretionary account and transactions for any account in which you have any economic interest AND have or share investment control. Also, if you acquire securities by any other method which is not being reported to the Legal Compliance Department by a duplicate confirmation statement at or near the time of the acquisition, you must report that acquisition to the Legal Compliance Department on Schedule B within 10 calendar days after you are notified of the acquisition. Such acquisitions include, among other things, securities acquired by gift, inheritance, vesting,9 stock splits, merger or reorganization of the issuer of the security.

You must file these documents with the Legal Compliance Department not later than 10 calendar days after the end of each quarter, but you need not show or report transactions for any account over which you had no direct or indirect influence or control.10 Failure to timely report transactions is a violation of Rule 17j-1 as well as the Code, and may be reported to the Fund’s Board of Directors and may also result, among other things, in denial of future personal security transaction requests.

B.	INDEPENDENT DIRECTORS

If you are a director of a Fund within Franklin Templeton Investments but you are not an “interested person” of the Fund, you are not required to file transaction reports unless you knew or should have known that, during the 15-day period before or after a transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Templeton Investments on behalf of a Fund.

5.4	ANNUAL REPORTS - ALL ACCESS PERSONS

A.	SECURITIES ACCOUNTS REPORTS (EXCEPT INDEPENDENT DIRECTORS)

As an access person, you must file a report of all personal securities accounts on Schedule F, with the Legal Compliance Department, annually by January 30th. You must report the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of a spouse and minor children. You must also report any account in which you have any economic interest AND have or share investment control (e.g., trusts, foundations, etc.) other than an account for a Fund in, or a client of, Franklin Templeton Investments.

B.	SECURITIES HOLDINGS REPORTS (EXCEPT INDEPENDENT DIRECTORS)

You must file a report of personal securities holdings on Schedule C, with the Legal Compliance Department, by January 30th of each year. This report should include ALL of your securities holdings, including any security acquired by a transaction, gift, inheritance, vesting, merger or reorganization of the issuer of the security, in which you have any direct or indirect beneficial ownership, including securities holdings in a discretionary account and for any account in which you have any economic interest AND have or share investment control. Your securities holding information must be current as of a date no more than 30 days before the report is submitted. You may attach copies of year-end brokerage statements to the Schedule C in lieu of listing each security position on the schedule.

C.	CERTIFICATION OF COMPLIANCE WITH THE CODE OF ETHICS (INCLUDING INDEPENDENT DIRECTORS)

All access persons, including independent directors, will be asked to certify that they will comply with FRANKLIN TEMPLETON INVESTMENTS’ CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING by filing the Acknowledgment Form with the Legal Compliance Department within 10 business days of receipt of the Code. Thereafter, you will be asked to certify that you have complied with the Code during the preceding year by filing a similar Acknowledgment Form by January 30 of each year.

5.5	BROKERAGE ACCOUNTS AND CONFIRMATIONS OF SECURITIES TRANSACTIONS (EXCEPT INDEPENDENT DIRECTORS)

If you are an access person, in Franklin Templeton Investments, before or at a time contemporaneous with opening a brokerage account with a registered broker-dealer, or a bank, or placing an initial order for the purchase or sale of securities with that broker-dealer or bank, you must:

(1)	notify the Legal Compliance Department, in writing, by completing Schedule D or by providing substantially similar information; and

(2)	notify the institution with which the account is opened, in writing, of your association with Franklin Templeton Investments.

The Compliance Department will request the institution in writing to send to it duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their mailing to you.

If you have an existing account on the effective date of this Code or upon becoming an access person, you must comply within 10 days with conditions (1) and (2) above.

PART 6 - PRE-CLEARANCE REQUIREMENTS

6.1	PRIOR APPROVAL OF SECURITIES TRANSACTIONS

A.	LENGTH OF APPROVAL

Unless you are covered by Paragraph C or D below, you cannot buy or sell any security, without first contacting a Preclearance Officer by fax, phone, or e-mail and obtaining his or her approval. Approval is good until the close of the business day following the day clearance is granted but may be extended in special circumstances, shortened or rescinded, as explained in Appendix A.

B.	SECURITIES NOT REQUIRING PRECLEARANCE

The securities enumerated below do not require preclearance under the Code. However, all other provisions of the Code apply, including, but not limited to: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to portfolio persons contained in Part 4, (iii) the applicable reporting requirements contained in Part 5; and (iv) insider trading prohibitions. You need NOT pre-clear transactions in the following securities:

(1)	FRANKLIN RESOURCES, INC., AND ITS AFFILIATES. Purchases and sales of securities of Franklin Resources, Inc., closed-end funds of the Franklin Templeton Group, or real estate investment trusts advised by Franklin Properties Inc., as these securities cannot be purchased on behalf of our advisory clients.[11]

(2)	SMALL QUANTITIES.

•	Transactions of 500 shares or less of any security, regardless of where it is traded in any 30 day period; or

•	Transactions of 1000 shares or less of the top 50 securities by volume during the previous calendar quarter on the NYSE or NASDAQ NMS (does not include Small Cap or OTC) in any 30 day period.

•	Transactions in municipal bonds with a face value of $100,000 or less.

HOWEVER, YOU MAY NOT EXECUTE ANY TRANSACTION, REGARDLESS OF QUANTITY, IF YOU LEARN THAT THE FUNDS ARE ACTIVE IN THE SECURITY. IT WILL BE PRESUMED THAT YOU HAVE KNOWLEDGE OF FUND ACTIVITY IN THE SECURITY IF, AMONG OTHER THINGS, YOU ARE DENIED APPROVAL TO GO FORWARD WITH A TRANSACTION REQUEST.

(3)	DIVIDEND REINVESTMENT PLANS: Transactions made pursuant to dividend reinvestment plans (“DRIPs”) do not require preclearance regardless of quantity or Fund activity.

(4)	GOVERNMENT OBLIGATIONS. Transactions in securities issued or guaranteed by the governments of the United States, Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan, or their agencies or instrumentalities, or derivatives thereof.

(5)	PAYROLL DEDUCTION PLANS. Securities purchased by an employee’s spouse pursuant to a payroll deduction program, provided the access person has previously notified the Compliance Department in writing that the spouse will be participating in the payroll deduction program.

(6)	EMPLOYER STOCK OPTION PROGRAMS. Transactions involving the exercise and/or purchase by an access person or an access person’s spouse of securities pursuant to a program sponsored by a corporation employing the access person or spouse.

(7)	PRO RATA DISTRIBUTIONS. Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

(8)	TENDER OFFERS. Transactions in securities pursuant to a bona fide tender offer made for any and all such securities to all similarly situated shareholders in conjunction with mergers, acquisitions, reorganizations and/or similar corporate actions. However, tenders pursuant to offers for less than all outstanding securities of a class of securities of an issuer must be precleared.

(9)	NOT ELIGIBLE FOR FUNDS AND CLIENTS. Transactions in any securities that are prohibited investments for all Funds and clients advised by the entity employing the access person.

(10)	NO INVESTMENT CONTROL. Transactions effected for an account or entity over which you do not have or share investment control (i.e., an account where someone else exercises complete investment control).

(11)	NO BENEFICIAL OWNERSHIP. Transactions in which you do not acquire or dispose of direct or indirect beneficial ownership (i.e., an account where in you have no financial interest).

(12)	ETFS AND HOLDRS. Transactions in Exchange-Traded Funds and Holding Company Depository Receipts (Holdrs).

Although an access person’s securities transaction may be exempt from preclearing, such transactions must comply with the prohibited transaction provisions of Section 3.4 above. Additionally, you may not trade any securities as to which you have “inside information” (see attached FRANKLIN TEMPLETON INVESTMENTS’ POLICY STATEMENT ON INSIDER TRADING). If you have any questions, contact a Preclearance Officer before engaging in the transaction. If you have any doubt whether you have or might acquire direct or indirect beneficial ownership or have or share investment control over an account or entity in a particular transaction, or whether a transaction involves a security covered by the Code, you should consult with a Preclearance Officer before engaging in the transaction.

C.	DISCRETIONARY ACCOUNTS

You need not pre-clear transactions in any discretionary account for which a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity, which is not affiliated with Franklin Templeton Investments, exercises sole investment discretion, if the following conditions are met:12

(1)	The terms of each account relationship (“Agreement”) must be in writing and filed with a Preclearance Officer prior to any transactions.

(2)	Any amendment to each Agreement must be filed with a Preclearance Officer prior to its effective date.

(3)	The Portfolio Person certifies to the Compliance Department at the time such account relationship commences, and annually thereafter, as contained in Schedule G of the Code that such Portfolio Person does not have direct or indirect influence or control over the account, other than the right to terminate the account.

(4)	Additionally, any discretionary account that you open or maintain with a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity must provide duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their delivery to you., If your discretionary account acquires securities which are not reported to a Preclearance Officer by a duplicate confirmation, such transaction must be reported to a Preclearance Officer on Schedule B within 10 days after you are notified of the acquisition.[13]

However, if you make ANY request that the discretionary account manager enter into or refrain from a specific transaction or class of transactions, you must first consult with a Preclearance Officer and obtain approval prior to making such request.

D.	DIRECTORS WHO ARE NOT ADVISORY PERSONS OR ADVISORY REPRESENTATIVES

You need not pre-clear any securities if:

(1)	You are a director of a Fund in Franklin Templeton Investments and a director of the fund’s advisor;

(2)	You are not an “advisory person”[14] of a Fund in Franklin Templeton Investments; and

(3)	You are not an employee of any Fund,

or

(1)	You are a director of a Fund in the Franklin Templeton Group;

(2)	You are not an “advisory representative”[15] of Franklin Resources or any subsidiary; and

(3)	You are not an employee of any Fund,

unless you know or should know that, during the 15-day period before the transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Resources on behalf of a Fund or other client.

Directors, other than independent Directors, qualifying under this paragraph are required to comply with all applicable provisions of the Code including reporting their initial holdings and brokerage accounts in accordance with 5.2, personal securities transactions and accounts in accordance with 5.3 and 5.5, and annual reports in accordance with 5.4 of the Code.

E.	LIMITED EXCEPTION FOR CERTAIN PROPRIETARY ACCOUNTS

Franklin Templeton Investments may sponsor private partnerships and other pooled investment accounts (“affiliated accounts”) intended for distribution to unaffiliated persons. At the outset of operations of such affiliated accounts, Franklin Templeton Investments will likely have a significant ownership interest, thereby causing the affiliated account to be a Proprietary Account. Though considered a Proprietary Account for all other purposes of this Code, an affiliated account need not pre-clear any securities transaction during the first full 12 month period after its commencement of operations.

PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE

The Code is designed to assure compliance with applicable law and to maintain shareholder confidence in Franklin Templeton Investments.

In adopting this Code, it is the intention of the Boards of Directors/Trustees, to attempt to achieve 100% compliance with all requirements of the Code - but it is recognized that this may not be possible. Incidental failures to comply with the Code are not necessarily a violation of the law or the Franklin Templeton Investment’s Statement of Principles. Such isolated or inadvertent violations of the Code not resulting in a violation of law or the Statement of Principles will be referred to the Director, Global Compliance and/or management personnel, and disciplinary action commensurate with the violation, if warranted, will be imposed. Additionally, if you violate any of the enumerated prohibited transactions contained in Parts 3 and 4 of the Code, you will be expected to give up ANY profits realized from these transactions to Franklin Resources for the benefit of the affected Funds or other clients. If Franklin Resources cannot determine which Fund(s) or client(s) were affected, the proceeds will be donated to a charity chosen by Franklin Resources. Please refer to the following page for guidance of the types of sanctions that would likely be imposed for isolated or inadvertent violations of the Code.

However, failure to disgorge profits when requested or a pattern of violations that individually do not violate the law or Statement of Principles, but which taken together demonstrate a lack of respect for the Code of Ethics, may result in more significant disciplinary action including termination of employment. A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action including, but not limited to, referral of the matter to the board of directors of the affected Fund, termination of employment or referral of the matter to the appropriate regulatory agency for civil and/or criminal investigation.

CODE OF ETHICS SANCTION GUIDELINES

VIOLATION	SANCTION IMPOSED

• Failure to preclear but otherwise would have been approved (i.e., no conflict with the fund’s transactions).	Reminder Memo

• Failure to preclear but otherwise would have been approved (i.e., no conflict with the fund’s transactions) twice within 12 calendar months -	30 Day Personal Securities Trading Suspension

• Failure to preclear and the transaction would have been disapproved:

• Failure to preclear but otherwise would have been approved (i.e., no conflict with the fund’s transactions) three times or more within 12 calendar months	Greater Than 30 Day Personal Securities Trading Suspension (e.g., 60 or 90 Days)

• Failure to preclear and the transaction would have been disapproved twice or more within 12 calendar months

• Profiting from short-swing trades (profiting on purchase & sale/sale & purchase within 60 days	Profits are donated to The United Way (or charity of employee’s choice)

• Repeated violations of the Code of after Ethics even if each individual violation might be considered deminimis	Fines levied discussion with the General Counsel and and appropriate CIO.

PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS INSIDER TRADING POLICY

The Code of Ethics is primarily concerned with transactions in securities held or to be acquired by any of the Funds or Franklin Resources’ clients, regardless of whether those transactions are based on inside information or actually harm a Fund or a client.

The Insider Trading Policy (attached to this document) deals with the problem of insider trading in securities that could result in harm to a Fund, a client, or members of the public, and applies to all directors, officers and employees of any entity in the Franklin Templeton Investments. Although the requirements of the Code and the Insider Trading Policy are similar, you must comply with both.

PART 9 - FOREIGN COUNTRY SUPPLEMENTS (CANADA)

The Investment Funds Institute of Canada (“IFIC”) has implemented a new Model Code of Ethics for Personal Investing (the “IFIC Code”) to be adopted by all IFIC members. Certain provisions in the IFIC Code differ from the provisions of Franklin Templeton Investments Code of Ethics (the “FT Code”). This Supplementary Statement of Requirements for Canadian Employees (the “Canadian Supplement”) describes certain further specific requirements that govern the activities of Franklin Templeton Investments Corp. (“FTIC”). It is important to note that the Canadian Supplement does not replace the FT Code but adds certain restrictions on trading activities, which must be read in conjunction with the Code.

All capitalized terms in this Canadian Supplement, unless defined in this Canadian Supplement, have the meaning set forth in the FT Code.

INITIAL PUBLIC AND SECONDARY OFFERINGS

Access Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer. Public offerings of securities made by Franklin Templeton Investments, including open-end and closed-end mutual funds, real estate investment trusts and securities of Franklin Resources, Inc, are excluded from this prohibition.

NOTE: THE FT CODE PRESENTLY PROHIBITS PORTFOLIO PERSONS FROM BUYING SECURITIES IN ANY INITIAL PUBLIC OFFERING, OR A SECONDARY OFFERING BY AN ISSUER (SEE SECTION 4.5 OF THE FT CODE). THIS PROVISION EXTENDS SECTION 4.5 OF THE FT CODE TO ALL ACCESS PERSONS.

INTERESTS IN PARTNERSHIPS AND SECURITIES ISSUED IN PRIVATE PLACEMENTS

Access Persons and Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they obtain approval of the Compliance Officer after he or she consults with an executive officer of Franklin Resources, Inc. Purchases of limited partnership interests or other securities in private placements will not be approved, unless in addition to the requirements for the approval of other trades and such other requirements as the executive officer of Franklin Resources, Inc. may require, the Compliance Officer is satisfied that the issuer is a “private company” as defined in the SECURITIES ACT (Ontario) and the Access Person has no reason to believe that the issuer will make a public offering of its securities in the foreseeable future.

NOTE: THE FT CODE PRESENTLY PROHIBITS AS A GENERAL RULE PORTFOLIO PERSONS FROM BUYING LIMITED PARTNERSHIP INTERESTS OR OTHER SECURITIES IN PRIVATE PLACEMENTS (SEE SECTION 4.6 OF THE FT CODE). THIS SECTION EXTENDS THE AMBIT OF THE PROHIBITION TO ACCESS PERSONS AND LIMITS THE EXCEPTION TO THE GENERAL RULE CONTAINED IN SECTION 4.6 OF THE FT CODE.

ADDITIONAL REQUIREMENTS TO OBTAIN APPROVAL FOR PERSONAL TRADES Prior to an Access Person obtaining approval for a personal trade he or she must advise the Compliance Officer that he or she:

•	Does not possess material non-public information relating to the security;

•	Is not aware of any proposed trade or investment program relating to that security by any of the Franklin Templeton Group of Funds;

•	Believes that the proposed trade has not been offered because of the Access Person’s position in Franklin Templeton Investments and is available to any market participant on the same terms;

•	Believes that the proposed trade does not contravene any of the prohibited activities set out in Section 3.4 of the FT Code, and in the case of Portfolio Persons does not violate any of the additional requirements set out in Part 4 of the FT Code; and

•	Will provide any other information requested by the Compliance Officer concerning the proposed personal trade.

An Access Person may contact the Compliance Officer by fax, phone or e-mail to obtain his or her approval.

NOTE: THE METHOD OF OBTAINING APPROVAL IS PRESENTLY SET OUT IN SECTION 6.1A OF THE FT CODE AND PROVIDES THAT AN ACCESS PERSON MAY CONTACT THE COMPLIANCE OFFICER BY FAX, PHONE OR E-MAIL. THE ADDITIONAL REQUIREMENT DESCRIBED ABOVE MAKES IT CLEAR THAT AN ACCESS PERSON MAY CONTINUE TO CONTACT THE COMPLIANCE OFFICER IN THE SAME MANNER AS BEFORE. THE ACCESS PERSON WILL HAVE DEEMED TO HAVE CONFIRMED COMPLIANCE WITH THE ABOVE REQUIREMENTS PRIOR TO OBTAINING APPROVAL FROM THE COMPLIANCE OFFICER.

APPOINTMENT OF INDEPENDENT REVIEW PERSON

FTIC shall appoint an independent review person who will be responsible for approval of all personal trading rules and other provisions of the FT Code with respect to FTIC and for monitoring the administration of the FT Code from time to time with respect to FTIC employees. The Compliance Officer will provide a written report to the Independent Review Person, at least annually, summarizing:

•	Compliance with the FT Code for the period under review

•	Violations of the FT Code for the period under review

•	Sanctions imposed by Franklin Templeton Investments for the period under review

•	Changes in procedures recommended by the FT Code

•	Any other information requested by the Independent Review Person

APPENDIX A: COMPLIANCE PROCEDURES AND DEFINITIONS

This appendix sets forth the additional responsibilities and obligations of Compliance Officers, and the Legal/Administration and Legal/Compliance Departments, under Franklin Templeton Investments’ Code of Ethics and Policy Statement on Insider Trading.

I.	RESPONSIBILITIES OF EACH DESIGNATED COMPLIANCE OFFICER

A.	PRE-CLEARANCE STANDARDS

1.	GENERAL PRINCIPLES

The Director, Global Compliance, or a Preclearance Officer, shall only permit an access person to go forward with a proposed security/16/ transaction if he or she determines that, considering all of the facts and circumstances, the transaction does not violate the provisions of Rule 17j-1, or of this Code and there is no likelihood of harm to a client.

2.	ASSOCIATED CLIENTS

Unless there are special circumstances that make it appropriate to disapprove a personal securities transaction request, a Preclearance Officer shall consider only those securities transactions of the “Associated Clients” of the access person, including open and executed orders and recommendations, in determining whether to approve such a request. “Associated Clients” are those Funds or clients whose trading information would be available to the access person during the course of his or her regular functions or duties. Currently, there are three groups of Associated Clients: (i) the Franklin Mutual Series Funds and clients advised by Franklin Mutual Advisers, LLC (“Mutual Clients”); (ii) the Franklin Group of Funds and the clients advised by the various Franklin investment advisers (“Franklin Clients”); and (iii) the Templeton Group of Funds and the clients advised by the various Templeton investment advisers (“Templeton Clients”). Thus, persons who have access to the trading information of Mutual Clients generally will be precleared solely against the securities transactions of the Mutual Clients, including open and executed orders and recommendations. Similarly, persons who have access to the trading information of Franklin

Clients or Templeton Clients generally will be precleared solely against the securities transactions of Franklin Clients or Templeton Clients, as appropriate.

Certain officers of Franklin Templeton Investments, as well as legal, compliance, fund accounting, investment operations and other personnel who generally have access to trading information of the funds and clients of Franklin Templeton Investments during the course of their regular functions and duties, will have their personal securities transactions precleared against executed transactions, open orders and recommendations of the entire Franklin Templeton Investments.

3.	SPECIFIC STANDARDS

(a)	SECURITIES TRANSACTIONS BY FUNDS OR CLIENTS

No clearance shall be given for any transaction in any security on any day during which an Associated Client of the access person has executed a buy or sell order in that security, until seven (7) calendar days after the order has been executed. Notwithstanding a transaction in the previous seven days, clearance may be granted to sell if all Associated Clients have disposed of the security.

(b)	SECURITIES UNDER CONSIDERATION

OPEN ORDERS

No clearance shall be given for any transaction in any security on any day which an Associated Client of the access person has a pending buy or sell order for such security, until seven (7) calendar days after the order has been executed.

RECOMMENDATIONS

No clearance shall be given for any transaction in any security on any day on which a recommendation for such security was made by a Portfolio Person, until seven (7) calendar days after the recommendation was made and no orders have subsequently been executed or are pending.

(c)	PRIVATE PLACEMENTS

In considering requests by Portfolio Personnel for approval of limited partnerships and other private placement securities transactions, the Director, Global Compliance shall consult with an executive officer of Franklin Resources, Inc. In deciding whether to approve the transaction, the Director, Global Compliance and the executive officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Portfolio Person by virtue of his or her position with Franklin Templeton Investments. If the Portfolio Person receives clearance for the transaction, an investment in the same issuer may only be made for a Fund or client if an executive officer of Franklin Resources, Inc., who has been informed of the Portfolio Person’s pre-existing investment and who has no interest in the issuer, approves the transaction.

(d)	DURATION OF CLEARANCE

If a Preclearance Officer approves a proposed securities transaction, the order for the transaction must be placed and effected by the close of the next business day following the day approval was granted. The Director, Global Compliance may, in his or her discretion, extend the clearance period up to seven calendar days, beginning on the date of the approval, for a securities transaction of any access person who demonstrates that special circumstances make the extended clearance period necessary and appropriate.17 The Director, Global Compliance may, in his or her discretion, after consultation with a member of senior management for Franklin Resources, Inc., renew the approval for a particular transaction for up to an additional seven calendar days upon a similar showing of special circumstances by the access person. The Director, Global Compliance may shorten or rescind any approval or renewal of approval under this paragraph if he or she determines it is appropriate to do so.

B.	WAIVERS BY THE DIRECTOR, GLOBAL COMPLIANCE

The Director, Global Compliance may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., waive compliance by any access person with the provisions of the Code, if he or she finds that such a waiver:

(1)	is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

(2)	will not be inconsistent with the purposes and objectives of the Code;

(3)	will not adversely affect the interests of advisory clients of Franklin Templeton Investments, the interests of Franklin Templeton Investments or its affiliates; and

(4)	will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

Any waiver shall be in writing, shall contain a statement of the basis for it, and the Director, Global Compliance, shall promptly send a copy to the General Counsel of Franklin Resources, Inc.

C.	CONTINUING RESPONSIBILITIES OF THE LEGAL COMPLIANCE DEPARTMENT

A Preclearance Officer shall make a record of all requests for pre-clearance regarding the purchase or sale of a security, including the date of the request, the name of the access person, the details of the proposed transaction, and whether the request was approved or denied. A Preclearance Officer shall keep a record of any waivers given, including the reasons for each exception and a description of any potentially conflicting Fund or client transactions.

A Preclearance Officer shall also collect the signed initial acknowledgments of receipt and the annual acknowledgments from each access person of receipt of a copy of the Code and Insider Trading Policy, as well as reports, as applicable, on Schedules B, C, D, E and F of the Code. In addition, a Preclearance Officer shall request copies of all confirmations, and other information with respect to an account opened and maintained with the broker-dealer by any access person of the Franklin Templeton Group. A Preclearance Officer shall preserve those acknowledgments and reports, the records of consultations and waivers, and the confirmations, and other information for the period required by applicable regulation.

A Preclearance Officer shall review brokerage transaction confirmations, account statements, Schedules B, C, D, E, F and Private Placement Checklists of Access Persons for compliance with the Code. The reviews shall include, but are not limited to;

(1)	Comparison of brokerage confirmations, Schedule Bs, and/or brokerage statements to preclearance request worksheets or, if a private placement, the Private Placement Checklist;

(2)	Comparison of brokerage statements and/or Schedule Cs to current securities holding information;

(3)	Comparison of Schedule F to current securities account information;

(4)	Conducting periodic “back-testing” of access person transactions, Schedule Es and/or Schedule Gs in comparison to fund and client transactions;

A Preclearance Officer shall evidence review by initialing and dating the appropriate document. Any apparent violations of the Code detected by a Preclearance Officer during his or her review shall be promptly brought to the attention of the Director, Global Compliance.

D.	PERIODIC RESPONSIBILITIES OF THE LEGAL COMPLIANCE DEPARTMENT

The Legal Compliance Department shall consult with the General Counsel and the Human Resources Department, as the case may be, to assure that:

(1)	Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

(2)	Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

(3)	All access persons and new employees of the Franklin Templeton Group are adequately informed and receive appropriate education and training as to their duties and obligations under the Code.

(4)	There are adequate educational, informational and monitoring efforts to ensure that reasonable steps are taken to prevent and detect unlawful insider trading by access persons and to control access to inside information.

(5)	Written compliance reports are submitted to the Board of Directors of Franklin Resources, Inc., and the Board of each relevant Fund at least annually. Such reports will describe any issues arising under the Code or procedures since the last report, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations.

(6)	The Legal Compliance Department will certify at least annually to the Fund’s board of directors that Franklin Templeton Investments has adopted procedures reasonably necessary to prevent Access Persons from violating the Code, and

(7)	Appropriate records are kept for the periods required by law.

E.	APPROVAL BY FUND’S BOARD OF DIRECTORS

(1)	Basis for Approval

The Board of Directors/Trustees must base its approval of the Code on a determination that the Code contains provisions reasonably necessary to prevent access persons from engaging in any conduct prohibited by rule 17j-1.

(2)	New Funds

At the time a new fund is organized, the Legal Compliance Department will provide the Fund’s board of directors, a certification that the investment adviser and principal underwriter has adopted procedures reasonably necessary to prevent Access Persons from violating the Code. Such certification will state that the Code contains provisions reasonably necessary to prevent Access Persons from violating the Code.

(3)	Material Changes to the Code of Ethics

The Legal Compliance Department will provide the Fund’s board of directors a written description of all material changes to the Code no later than six months after adoption of the material change by Franklin Templeton Investments.

II.	COMPILATION OF DEFINITIONS OF IMPORTANT TERMS

For purposes of the Code of Ethics and Insider Trading Policy, the terms below have the following meanings:

1934 ACT - The Securities Exchange Act of 1934, as amended.

1940 ACT - The Investment Company Act of 1940, as amended.

ACCESSPERSON - Each director, trustee, general partner or officer, and any other person that directly or indirectly controls (within the meaning of Section 2(a)(9) of the 1940 Act) the Franklin Templeton Group or a person, including an Advisory Representative, who has access to information concerning recommendations made to a Fund or client with regard to the purchase or sale of a security.

ADVISORY REPRESENTATIVE - Any officer or director of Franklin Resources; any employee who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made; any employee who, in connection with his or her duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations; and any of the following persons who obtain information concerning securities recommendations being made by Franklin Resources prior to the effective dissemination of such recommendations or of the information concerning such recommendations: (i) any person in a control relationship to Franklin Resources, (ii) any affiliated person of such controlling person, and (iii) any affiliated person of such affiliated person.

AFFILIATED PERSON - it meaning as Section 2(a)(3) of the Investment Company Act of 1940. An “affiliated person” of an investment company includes directors, officers, employees, and the investment adviser. In addition, it includes any person owning 5% of the company’s voting securities, any person in which the investment company owns 5% or more of the voting securities, and any person directly or indirectly controlling, controlled by, or under common control with the company.

APPROPRIATE ANALYST – With respect to any access person, any securities analyst or portfolio manager making investment recommendations or investing funds on behalf of an Associated Client and who may be reasonably expected to recommend or consider the purchase or sale of a security.

ASSOCIATED CLIENT – A Fund or client whose trading information would be available to the access person during the course of his or her regular functions or duties.

BENEFICIAL OWNERSHIP – Has the same meaning as in Rule 16a-1(a)(2) under the 1934 Act. Generally, a person has a beneficial ownership in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person’s immediate family sharing the same household.

EXCHANGE TRADED FUNDS AND HOLDING COMPANY DEPOSITORY RECEIPTS - An Exchange - Traded Fund or “ETF” is a basket of securities that is designed to generally track an index—broad stock or bond market, stock industry sector, or international stock. Holding Company Depository Receipts “Holdrs” are securities that represent an investor’s ownership in the common stock or American Depository Receipts of specified companies in a particular industry, sector or group.

FUNDS - Investment companies in the Franklin Templeton Group of Funds.

HELD OR TO BE ACQUIRED - A security is “held or to be acquired” if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

PORTFOLIO PERSON - Any employee of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities (such as Management Trainees), persons supervising the activities of Portfolio Persons, and anyone else designated by the Director, Global Compliance

PROPRIETARY ACCOUNTS - Any corporate account or other account including, but not limited to, a limited partnership, a corporate hedge fund, a limited liability company or any other pooled investment vehicle in which Franklin Resources or its affiliates, owns 25 percent or more of the outstanding capital or is entitled to 25% or more of the profits or losses in the account (excluding any asset based investment management fees based on average periodic net assets in accounts).

SECURITY - Any stock, note, bond, evidence of indebtedness, participation or interest in any profit-sharing plan or limited or general partnership, investment contract, certificate of deposit for a security, fractional undivided interest in oil or gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit), guarantee of, or warrant or right to subscribe for or purchase any of the foregoing, and in general any interest or instrument commonly known as a security, except commodity futures, currency and currency forwards. For the purpose of this Code, “security” does not include:

(1)	Direct obligations of the Government of the United States;

(2)	Bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

(3)	Shares issued by open-end funds.

SEE Section III of Appendix A for a summary of different requirements for different types of securities.

III.	SECURITIES EXEMPT FROM THE PROHIBITED, REPORTING, AND PRE-CLEARANCE PROVISIONS

A.	PROHIBITED TRANSACTIONS

Securities that are EXEMPT from the prohibited transaction provisions of Section 3.4 include:

(1)	securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

(2)	high quality short-term instruments (“money market instruments”) including but not limited to (i) bankers’ acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

(3)	shares of registered open-end investment companies;

(4)	commodity futures, currencies, currency forwards and derivatives thereof;

(5)	securities that are prohibited investments for all Funds and clients advised by the entity employing the access person; and

(6)	transactions in securities issued or guaranteed by the governments or their agencies or instrumentalities of Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan and derivatives thereof.

B.	REPORTING AND PRECLEARANCE

Securities that are EXEMPT from both the reporting requirements of Section 5 and preclearance requirements of Section 6 of the Code include:

(1)	securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

(2)	high quality short-term instruments (“money market instruments”) including but not limited to (i) bankers’ acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

(3)	shares of registered open-end investment companies; and

(4)	commodity futures, currencies, currency forwards and derivatives thereof.

IV.	LEGAL REQUIREMENT

Rule 17j-1 under the Investment Company Act of 1940 (“1940 Act”) makes it unlawful for any affiliated person of Franklin Templeton Investments in connection with the purchase or sale of a security, including any option to purchase or sell, and any security convertible into or exchangeable for, any security that is “held or to be acquired” by a Fund in Franklin Templeton Investments:

A.	To employ any device, scheme or artifice to defraud a Fund;

B.	To make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

C.	To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund; or

D.	To engage in any manipulative practice with respect to a Fund.

A security is “held or to be acquired” if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

APPENDIX B: ACKNOWLEGMENT FORM AND SCHEDULES

ACKNOWLEDGMENT FORM

CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING

TO: DIRECTOR OF GLOBAL COMPLIANCE, LEGAL COMPLIANCE DEPARTMENT

I HEREBY ACKNOWLEDGE RECEIPT OF A COPY OF FRANKLIN TEMPLETON INVESTMENTS CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING, Amended and Restated, May 2003, WHICH I HAVE READ AND UNDERSTAND. I WILL COMPLY FULLY WITH ALL PROVISIONS OF THE CODE AND THE INSIDER TRADING POLICY TO THE EXTENT THEY APPLY TO ME DURING THE PERIOD OF MY EMPLOYMENT. ADDITIONALLY, I AUTHORIZE ANY BROKER-DEALER, BANK OR INVESTMENT ADVISER WITH WHOM I HAVE SECURITIES ACCOUNTS AND ACCOUNTS IN WHICH I HAVE BENEFICIAL OWNERSHIP, TO PROVIDE BROKERAGE CONFIRMATIONS AND STATEMENTS AS REQUIRED FOR COMPLIANCE WITH THE CODE. I FURTHER UNDERSTAND AND ACKNOWLEDGE THAT ANY VIOLATION OF THE CODE OR INSIDER TRADING POLICY, INCLUDING ENGAGING IN A PROHIBITED TRANSACTION OR FAILURE TO FILE REPORTS AS REQUIRED (SEE SCHEDULES B, C, D, E, F AND G), MAY SUBJECT ME TO DISCIPLINARY ACTION, INCLUDING TERMINATION OF EMPLOYMENT.

Instructions:

1.	Complete all sections of this form.

2.	Print the completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                                 L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

Attn: Legal-Compliance/Preclearance

P.O. Box 25050

San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address);

             Lpreclear@frk.com (external address)

EMPLOYEE’S NAME:	SIGNATURE

TITLE:

DEPARTMENT:

LOCATION:

INITIAL DISCLOSURE DATE OR YEAR END:

SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS AND PRECLEARANCE DESK TELEPHONE & FAX NUMBERS18

LEGAL OFFICER

MURRAY L. SIMPSON

EXECUTIVE VICE PRESIDENT & GENERAL COUNSEL

FRANKLIN TEMPLETON INVESTMENTS

ONE FRANKLIN PARKWAY

SAN MATEO, CA 94403-1906

(650) 525 -7331

COMPLIANCE OFFICERS

DIRECTOR, GLOBAL COMPLIANCE	PRECLEARANCE OFFICERS

James M. Davis	Stephanie Harwood, Supervisor
Franklin Templeton Investments	Lisa Del Carlo
One Franklin Parkway	Darlene Nisby
San Mateo, CA 94403-1906	Legal Compliance Department
(650) 312-2832	Franklin Templeton Investments
One Franklin Parkway
San Mateo, CA 94403-1906
(650) 312-3693 (telephone)
(650) 312-5646 (facsimile)
Preclear, Legal (internal e-mail address)
Lpreclear@frk.com (external e-mail address)

SCHEDULE B - TRANSACTIONS REPORT

This report of personal securities transactions not reported by duplicate confirmations and brokerage statements pursuant to Section 5.3 of the Code is required pursuant to Rule 204-2(a) of the Investment Advisers Act of 1940 or Rule 17j-1(c) of the Investment Company Act of 1940. The report must be completed and submitted to the Compliance Department no later than 10 calendar days after the end of the calendar quarter. Refer to Section 5.3 of the Code of Ethics for further instructions.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                                 L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

Attn: Legal-Compliance/Preclearance

P.O. Box 25050

San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

PRE-CLEARED THROUGH COMPLIANCE TRADE BUY, SELL DEPARTMENT DATE OR OTHER (DATE OR N/A)	SECURITY NAME DESCRIPTION AND TYPE OF SECURITY (COMMON, BOND, OPTION, ETC.)	QUANTITY	PRICE	PRINCIPAL AMOUNT	BROKER-DEALER OR BANK AND ACCOUNT NUMBER

THE REPORT OR RECORDING OF ANY TRANSACTIONS ABOVE SHALL NOT BE CONSTRUED AS AN ADMISSION THAT I HAVE ANY DIRECT OR INDIRECT OWNERSHIP IN THE SECURITIES.

EMPLOYEE’S NAME:

QUARTER ENDING:

SIGNATURE	DATE

SCHEDULE C - INITIAL, ANNUAL, & UPDATED DISCLOSURE OF ACCESS PERSONS SECURITIES HOLDINGS

This report shall set forth the security name or description and security class of each security holding in which you have a direct or indirect beneficial interest, including holdings by a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund in or a client of Franklin Templeton Investments. In lieu of listing each security position below, you may instead attach copies of brokerage statements, sign below and return Schedule C and brokerage statements to the Legal Compliance Department within 10 days if an initial report or by January 30th of each year if an annual report. Refer to Sections 5.2.A and 5.4.A of the Code for additional filing instructions.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                         L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

              Attn: Legal-Compliance/Preclearance

              P.O. Box 25050

              San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

                                                                          (external address)

Securities that are EXEMPT from being reported on Schedule C include: (i) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof; (ii) high quality short-term instruments (“money market instruments”) including but not limited to bankers’ acceptances, U.S. bank certificates of deposit; commercial paper; and repurchase agreements; (iii) shares of registered open-end investment companies; and (iv) commodity futures, currencies, currency forwards and derivatives thereof.

☐	I DID NOT HAVE ANY PERSONAL SECURITIES HOLDINGS FOR YEAR ENDED: (OR CURRENT DATE IF INITIAL DISCLOSURE)

☐	I HAVE ATTACHED STATEMENTS CONTAINING ALL MY PERSONAL SECURITIES HOLDINGS FOR YEAR ENDED: (OR CURRENT DATE IF INITIAL DISCLOSURE)

☐	I HAVE LISTED BELOW ALL MY PERSONAL SECURITIES HOLDINGS FOR YEAR ENDED: (OR CURRENT DATE IF INITIAL DISCLOSURE)

Security Description, including interest rate and Account maturity (if appropriate) Number	Security Type (Stock, Bond, Option, etc.)	Quantity & Principal Amount	Name of Broker- Dealer or Bank

TO THE BEST OF MY KNOWLEDGE I HAVE DISCLOSED ALL OF MY SECURITIES ACCOUNTS AND/OR INVESTMENTS IN WHICH I HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST, INCLUDING SECURITY ACCOUNTS OF A SPOUSE, MINOR CHILDREN, TRUSTS, FOUNDATIONS, AND ANY ACCOUNT FOR WHICH TRADING AUTHORITY HAS BEEN DELEGATED AN UNAFFILIATED PARTY.

EMPLOYEE’S NAME:	Print:	Signature:	Date:

YEAR ENDED OR CURRENT

DATE IF INITIAL

DISCLOSURE:

SCHEDULE D – NOTIFICATION OF SECURITIES ACCOUNT

All Franklin registered representatives and Access Persons, PRIOR TO OPENING A BROKERAGE ACCOUNT OR PLACING AN INITIAL ORDER, are required to notify the Legal Compliance Preclearance Department and the executing broker-dealer in writing. This includes accounts in which the registered representative or access person has or will have a financial interest in (e.g., a spouse’s account) or discretionary authority (e.g., a trust account for a minor child).

UPON RECEIPT OF THE NOTIFICATION OF SECURITIES ACCOUNT FORM, THE LEGAL COMPLIANCE PRECLEARANCE DEPARTMENT WILL CONTACT THE BROKER-DEALER IDENTIFIED BELOW AND REQUEST THAT DUPLICATE CONFIRMATIONS AND STATEMENTS OF YOUR BROKERAGE ACCOUNT ARE SENT TO FRANKLIN TEMPLETON INVESTMENTS.

Instructions:

1.	Complete all sections of this form.

2.	Print the completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                         L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

              Attn: Legal-Compliance/Preclearance

              P.O. Box 25050

              San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

EMPLOYEE INFORMATION:

EMPLOYEE’S NAME:

EXTENSION:

DEPARTMENT:

INTEROFFICE MAIL CODE:

ARE YOU A REGISTERED REPRESENTATIVE? (NASD LICENSED, I.E. SERIES 6, 7)	☐ Yes	☐ No

ARE YOU AN ACCESS PERSON?	☐ Yes	☐ No

ACCOUNT INFORMATION:

ACCOUNT NAME: (IF OTHER THAN EMPLOYEE, STATE RELATIONSHIP I.E., SPOUSE)

ACCOUNT# OR SOCIAL SECURITY #:

FIRM NAME:

ATTENTION (OPTIONAL):

FIRM ADDRESS:

CITY/STATE/ZIP CODE:

SIGNATURE	DATE

SCHEDULE E – NOTIFICATION OF DIRECT OR INDIRECT BENEFICIAL INTEREST

If you have any beneficial ownership in a security and you recommend to the Appropriate Analyst that the security be considered for purchase or sale by an Associated Client, or if you carry out a purchase or sale of that security for an Associated Client, you must disclose your beneficial ownership to the Legal-Compliance Department and the Appropriate Analyst in writing on Schedule E (or an equivalent form containing similar information) before the purchase or sale, or before or simultaneously with the recommendation.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                         L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

              Attn: Legal-Compliance/Preclearance

              P.O. Box 25050

              San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

OF DATE OF SECURITY PERSON DESCRIPTION NOTIFIED	OWNERSHIP TYPE: (DIRECT OR VERBAL INDIRECT NOTIFICATION)	YEAR ACQUIRED	METHOD OF ACQUISITION (PURCHASE /GIFT/OTHER)	DATE AND METHOD LEARNED THAT SECURITY’S UNDER CONSIDERATION BY FUNDS	PRIMARY MANAGER OR PORTFOLIO ANALYST	NAME

EMPLOYEE’S NAME:

SIGNATURE	DATE

SCHEDULE F – INITIAL, ANNUAL, & UPDATED DISCLOSURE OF SECURITIES ACCOUNTS

This report shall set forth the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund in or a client of the Franklin Templeton Group. In lieu of listing each securities account below, you may instead attach copies of the brokerage statements, sign below and return Schedule F and brokerage statements to the Compliance Department.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                         L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

              Attn: Legal-Compliance/Preclearance

              P.O. Box 25050

              San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

ACCOUNT NAME(S) (REGISTRATION SHOWN ACCOUNT ON STATEMENT) NUMBER	NAME OF BROKERAGE FIRM, BANK OR INVESTMENT ADVISER	ADDRESS OF BROKERAGE FIRM, BANK OR INVESTMENT ADVISER (STREET/CITY /STATE/ZIP CODE)	NAME OF ACCOUNT EXECUTIVE/ REPRESENTATIVE

TO THE BEST OF MY KNOWLEDGE I HAVE DISCLOSED ALL OF MY SECURITIES ACCOUNTS IN WHICH I HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST, INCLUDING SECURITY ACCOUNTS OF A SPOUSE, MINOR CHILDREN, TRUSTS, FOUNDATIONS, AND ANY ACCOUNT FOR WHICH TRADING AUTHORITY HAS BEEN DELEGATED TO ME.

EMPLOYEE’S NAME:

YEAR ENDED OR CURRENT DATE IF INITIAL DISCLOSURE:

SIGNATURE	DATE

SCHEDULE G - INITIAL AND ANNUAL CERTIFICATION OF DISCRETIONARY AUTHORITY

This report shall set forth the account name or description in which you have a direct or indirect beneficial interest, including holdings by a spouse, minor children, trusts, foundations, and as to which trading authority has been delegated by you to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                                 L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

                      Attn: Legal-Compliance/Preclearance

                      P.O. Box 25050

                      San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

NAME(S) SHOWN ON ACCOUNT OR INVESTMENT	NAME DESCRIPTION OF BROKERAGE FIRM, BANK, INVESTMENT ADVISER OR INVESTMENT	TYPE OF OWNERSHIP: DIRECT OWNERSHIP (DO) INDIRECT OWNERSHIP (IO)	ACCOUNT NUMBER (IF APPLICABLE)

TO THE BEST OF MY KNOWLEDGE I HAVE DISCLOSED ALL OF MY SECURITIES ACCOUNTS AND/OR INVESTMENTS IN WHICH I HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST, INCLUDING SECURITY ACCOUNTS OF A SPOUSE, MINOR CHILDREN, TRUSTS, FOUNDATIONS, AND ANY ACCOUNT FOR WHICH TRADING AUTHORITY HAS BEEN DELEGATED AN UNAFFILIATED PARTY. FURTHER, I CERTIFY THAT I DO NOT HAVE ANY DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER THE ACCOUNTS LISTED ABOVE.

EMPLOYEE’S NAME:

YEAR ENDED:

SIGNATURE	DATE

SCHEDULE H: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES ISSUED IN PRIVATE PLACEMENTS MADE BY PORTFOLIO PERSONS

In considering requests by portfolio personnel for approval of limited partnerships and other private placement securities transactions, the Compliance officer shall consult with an executive officer of Franklin Resources, Inc. In deciding whether to approve the transaction, the Compliance officer and the executive officer shall take into account, among other factors, whether the is being offered to the access person by virtue of his or her position with Franklin Templeton Investments. IF THE ACCESS PERSON RECEIVES CLEARANCE FOR THE TRANSACTION, NO INVESTMENT IN THE SAME ISSUER MAY BE MADE FOR A FUND OR CLIENT UNLESS AN EXECUTIVE OFFICER OF FRANKLIN RESOURCES, INC., WITH NO INTEREST IN THE ISSUER, APPROVES THE TRANSACTION.

Instructions:

1.	Complete all sections of this form.

2.	Print the completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                                 L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

                      Attn: Legal-Compliance/Preclearance

                      P.O. Box 25050

                      San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

IN ORDER TO EXPEDITE YOUR REQUEST, PLEASE PROVIDE THE FOLLOWING INFORMATION:

NAME/DESCRIPTION OF PROPOSED INVESTMENT:

PROPOSED INVESTMENT AMOUNT:

1)	PLEASE ATTACH PAGES OF THE OFFERING MEMORANDUM (OR OTHER DOCUMENTS) SUMMARIZING THE INVESTMENT OPPORTUNITY, INCLUDING:

i)	Name of the partnership/hedge fund/issuer;

ii)	Name of the general partner, location & telephone number;

iii)	Summary of the offering; including the total amount the offering/issuer;

iv)	Percentage your investment will represent of the total offering;

v)	Plan of distribution; and

vi)	Investment objective and strategy,

2)	PLEASE RESPOND TO THE FOLLOWING QUESTIONS:

a)	Was this investment opportunity presented to you in your capacity as a portfolio manager? If no, please explain the relationship, if any, you have to the issuer or principals of the issuer.

b)	Is this investment opportunity suitable for any fund/client that you advise?/19/ If yes, why isn’t the investment being made on behalf of the fund/client? If no, why isn’t the investment opportunity suitable for the fund/clients?

c)	Do any of the fund/clients that you advise presently hold securities of the issuer of this proposed investment (e.g., common stock, preferred stock, corporate debt, loan participations, partnership interests, etc.)? If yes, please provide the names of the funds/clients and security description.

d)	Do you presently have or will you have any managerial role with the company/issuer as a result of your investment? If yes, please explain in detail your responsibilities, including any compensation you will receive.

e)	Will you have any investment control or input to the investment decision making process?

f)	Will you receive reports of portfolio holdings? If yes, when and how frequently will these be provided?

3)	REMINDER: PERSONAL SECURITIES TRANSACTIONS THAT DO NOT GENERATE BROKERAGE CONFIRMATIONS (E.G., INVESTMENTS PRIVATE PLACEMENTS) MUST BE REPORTED TO THE LEGAL-COMPLIANCE DEPARTMENT ON THE SCHEDULE B FORM WITHIN 10 CALENDAR DAYS AFTER YOU ARE NOTIFIED.

PORTFOLIO PERSON’S NAME	SIGNATURE	DATE

APPROVED BY:
CHIEF INVESTMENT OFFICER’S NAME	SIGNATURE	DATE

LEGAL COMPLIANCE USE ONLY

DATE RECEVIED :	DATE ENTERED IN LOTUS NOTES:

DATE FORWARDED TO FRI OFFICER:

APPROVED BY:

JAMES M. DAVIS, DIRECTOR, GLOBAL COMPLIANCE	DATE

MURRAY L. SIMPSON, EVP-GENERAL COUNSEL	DATE

DATE ENTERED IN EXAMINER:	PRECLEAED:	☐ ☐
YES NO (ATTACH E-MAIL)

APPENDIX C: INVESTMENT ADVISOR AND BROKER-DEALER AND OTHER

SUBSIDIARIES OF FRANKLIN RESOURCES, INC. - MAY 2003

Franklin Advisers, Inc. FIA	IA	Closed Joint-Stock Company Templeton (Russia)

Franklin Advisory Services, LLC FBD	IA	Templeton Unit Trust Management Ltd. (UK)

Franklin Investment Advisory FIA Services, Inc.	IA	Orion Fund Management Ltd.

Franklin Private Client Group, Inc. IA	IA	Templeton Global Advisors Ltd. (Bahamas)

Franklin Mutual Advisers, LLC FIA/FBD	IA	Templeton Asset Management (India) Pvt. Ltd.

Franklin Properties, Inc. FBD	REA	Templeton Italia SIM S.P.A. (Italy)

Franklin/Templeton Distributors, FBD Inc.	BD	Franklin Templeton Investment Services Gmbh (Germany)

Templeton (Switzerland), Ltd. Trust Co	FBD	Fiduciary Trust International of the South

Franklin Templeton International BM Services S.A. (Luxembourg)	FBD	Franklin Templeton Services, LLC

Franklin Templeton Investments IA/FIA Australia Limited	FIA	Franklin Templeton Investments Corp. (Ontario)

Franklin/Templeton Investor IA Services, LLC	TA	Templeton Global Advisors Limited (Bahamas)

Franklin Templeton Alternative IA/FIA Strategies, LLC	IA	Templeton Asset Management Ltd. (Singapore)

FTI Institutional, LLC Trust Co.	IA	Fiduciary Trust Company International

Franklin Templeton Asset IA Strategies LLC	IA	Fiduciary International, Inc

Fiduciary Financial Services, Corp. IA	BD	Fiduciary Investment Management International Inc.

Franklin Templeton Asset FIA Management S.A. (France)	FIA	Fiduciary Trust International Australia Limited

Franklin Templeton Investments FIA (Asia) Limited (Hong Kong)	FBD/IA	Fiduciary Trust International Asia Limited (Hong Kong)

Franklin Templeton Investment IA/FIA Management Limited (UK)	IA/FIA	Fiduciary Trust International Limited (UK)

Franklin Templeton Investments FIA Corp. (Canada)	IA/FIA	Fiduciary Trust International Investment Management, Inc. (Japan)

Templeton/Franklin Investment Services, Inc	IA/BD

Templeton Investment Counsel, LLC	IA

Templeton Asset Management, Ltd.	IA/FIA

Franklin Templeton Investments Japan Ltd.	FIA

Codes:	IA:	US registered investment adviser
	BD:	US registered broker-dealer
	FIA:	Foreign equivalent investment adviser
	FBD:	Foreign equivalent broker-dealer
	TA:	US registered transfer agent
	BM:	Business manager to the funds
	REA:	Real estate adviser
	Trust:	Trust company

POLICY STATEMENT ON INSIDER TRADING

A.	LEGAL REQUIREMENT

Pursuant to the Insider Trading and Securities Fraud Enforcement Act of 1988, it is the policy of Franklin Templeton Investments to forbid any officer, director, employee, consultant acting in a similar capacity, or other person associated with Franklin Templeton Investments from trading, either personally or on behalf of clients, including all client assets managed by the entities in Franklin Templeton Investments, on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as “insider trading.” Franklin Templeton Investment’s Policy Statement on Insider Trading applies to every officer, director, employee or other person associated with Franklin Templeton Investments and extends to activities within and outside their duties with Franklin Templeton Investments. Every officer, director and employee must read and retain this policy statement. Any questions regarding Franklin Templeton Investments Policy Statement on Insider Trading or the Compliance Procedures should be referred to the Legal Department.

The term “insider trading” is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an “insider”) or to communications of material non-public information to others.

While the law concerning insider trading is not static, it is generally understood that the law prohibits:

(1)	trading by an insider, while in possession of material non-public information; or

(2)	trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider’s duty to keep it confidential or was misappropriated; or

(3)	communicating material non-public information to others.

The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions, you should consult the Legal Department.

B.	WHO IS AN INSIDER?

The concept of “insider” is broad. It includes officers, directors and employees of a company. In addition, a person can be a “temporary insider” if he or she enters into a special confidential relationship in the conduct of a company’s affairs and as a result is given access to information solely for the company’s purposes. A temporary insider can include, among others, a company’s outside attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the U.S. Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

C.	WHAT IS MATERIAL INFORMATION?

Trading on inside information is not a basis for liability unless the information is material. “Material information” generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of the company’s securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

Material information does not have to relate to a company’s business. For example, in CARPENTER V. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the WALL STREET JOURNAL and whether those reports would be favorable or not.

D.	WHAT IS NON-PUBLIC INFORMATION?

Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission (“SEC”), or appearing in Dow Jones, Reuters Economic Services, THE WALL STREET JOURNAL or other publications of general circulation would be considered public.

E.	BASIS FOR LIABILITY

1.	FIDUCIARY DUTY THEORY

In 1980, the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a fiduciary relationship. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will not disclose any material non-public information or refrain from trading. CHIARELLA V. U.S., 445 U.S. 22 (1980).

In DIRKS V. SEC, 463 U.S. 646 (1983), the Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders. They can enter into a confidential relationship with the company through which they gain information (E.G., attorneys, accountants), or they can acquire a fiduciary duty to the company’s shareholders as “tippees” if they are aware or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the company’s shareholders.

However, in the “tippee” situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

2.	MISAPPROPRIATION THEORY

Another basis for insider trading liability is the “misappropriation” theory, under which liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person. In U.S. V. CARPENTER, SUPRA, the Court found, in 1987, a columnist defrauded THE WALL STREET JOURNAL when he stole information from the WALL STREET JOURNAL and used it for trading in the securities markets. It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

F.	PENALTIES FOR INSIDER TRADING

Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

•	civil injunctions;

•	treble damages;

•	disgorgement of profits;

•	jail sentences;

•	fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and

•	fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

In addition, any violation of this policy statement can result in serious sanctions by the Franklin Templeton Group, including dismissal of any person involved.

G.	INSIDER TRADING PROCEDURES

Each access person, Compliance Officer, the Risk Management Department, and the Legal Department, as the case may be, shall comply with the following procedures.

1.	IDENTIFYING INSIDE INFORMATION

Before trading for yourself or others, including investment companies or private accounts managed by the Franklin Templeton Group, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

•	Is the information material?

•	Is this information that an investor would consider important in making his or her investment decisions?

•	Is this information that would substantially affect the market price of the securities if generally disclosed?

•	Is the information non-public?

•	To whom has this information been provided?

•	Has the information been effectively communicated to the marketplace (e.g., published in REUTERS, THE WALL STREET JOURNAL or other publications of general circulation)?

If, after consideration of these questions, you believe that the information may be material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

(i)	Report the matter immediately to the designated Compliance Officer, or if he or she is not available, to the Legal Department.

(ii)	Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by Franklin Templeton Investments.

(iii)	Do not communicate the information inside or outside Franklin Templeton Investments , other than to the Compliance Officer or the Legal Department.

(iv)	The Compliance Officer shall immediately contact the Legal Department for advice concerning any possible material, non-public information.

(v)	After the Legal Department has reviewed the issue and consulted with the Compliance Officer, you will be instructed either to continue the prohibitions against trading and communication noted in (ii) and (iii), or you will be allowed to trade and communicate the information.

(vi)	In the event the information in your possession is determined by the Legal Department or the Compliance Officer to be material and non-public, it may not be communicated to anyone, including persons within Franklin Templeton Investments, except as provided in (i) above. In addition, care should be taken so that the information is secure. For example, files containing the information should be sealed and access to computer files containing material non-public information should be restricted to the extent practicable.

2.	RESTRICTING ACCESS TO OTHER SENSITIVE INFORMATION

All Franklin Templeton Investments personnel also are reminded of the need to be careful to protect from disclosure other types of sensitive information that they may obtain or have access to as a result of their employment or association with Franklin Templeton Investments.

(I)	GENERAL ACCESS CONTROL PROCEDURES

Franklin Templeton Investments has established a process by which access to company files that may contain sensitive or non-public information such as the Bargain List and the Source of Funds List is carefully limited. Since most of the Franklin Templeton Group files, which contain sensitive information, are stored in computers, personal identification numbers, passwords and/or code access numbers are distributed to Franklin Templeton Investments computer access persons only. This activity is monitored on an ongoing basis. In addition, access to certain areas likely to contain sensitive information is normally restricted by access codes.

A.	WHAT IS REGULATION FD?

Regulation FD under the Securities Exchange Act of 1934, as amended (the “1934 Act”), prohibits certain persons associated with Franklin Resources, Inc., its affiliates, subsidiaries (collectively, “FTI”) and closed-end fund advised by an investment advisory subsidiary of Resources (“FTI Closed-End Funds”) and persons associated with the FTI investment adviser to the FTI Closed-End Funds, from selectively disclosing material nonpublic information about Resources and the FTI Closed-End Funds to certain securities market professionals and shareholders. Regulation FD is designed to promote the full and fair disclosure of information by issuers such as Resources and the FTI Closed-End Funds.

The scope of Regulation FD is limited. Regulation FD applies to Resources and FTI Closed-End Funds, but does not apply to open-end investment companies managed by the FTI investment advisers. The rule also does not apply to all communications about the Resources or FTI Closed-End Funds with outside persons. Rather, Regulation FD applies only to communications to securities market professionals and to any shareholder of the Resources or FTI Closed-End Funds under circumstances in which it is reasonably foreseeable that such shareholder will trade on the basis of the information. In addition, Regulation FD does not apply to all employees and officers. It only applies to certain senior officials of Resources and the FTI Closed-End Funds and those persons who regularly communicate with securities market professionals or with shareholders. Consequently, Regulation FD and the Franklin Templeton Investments Fair Disclosure Policies and Procedures (the “Policies and Procedures”) will not apply to a variety of legitimate, ordinary-course business communications or to disclosures made to the media. Irrespective of Regulation FD, all Franklin personnel must comply with the “Franklin Templeton Investment Policy Statement on Insider Trading” and should be aware that disclosure of material nonpublic information to another person may constitute a form of illegal insider trading called “tipping.”

B.	FTI’S CORPORATE POLICY FOR REGULATION FD

Franklin Templeton Investments is committed to complying with Regulation FD by making fair disclosure of information about Resources or FTI Closed-End Funds without advantage to any particular securities market professional, shareholder or investor. It is not the intention of these Policies and Procedures, however, to interfere with legitimate, ordinary-course business communications or disclosures made to the media or governmental agencies. FTI believes it is in its best interest to maintain an active and open dialogue with securities market professionals, shareholders and investors regarding Resources and the FTI Closed-End Funds. FTI will continue to provide current and potential shareholders access to key information reasonably required for making an informed decision on whether to invest in shares of Resources or FTI Closed-End Funds. FTI personnel will make appropriate announcements and conduct interviews about Resources and FTI Closed-End Funds with the media, in accordance with Corporate Communication’s policies and procedures regarding such announcements or interviews.

C.	GENERAL PROVISIONS OF REGULATION FD

WHENEVER:

(1)	AN ISSUER, OR PERSON ACTING ON ITS BEHALF (i.e. any senior official or any other officer, employee or agent of an issuer (or issuer’s investment adviser) who regularly communicates with securities professionals or shareholders, or any employee directed to make a disclosure by a member of senior management)

(2)	DISCLOSES MATERIAL NON-PUBLIC INFORMATION

(3)	TO CERTAIN SPECIFIED PERSONS (generally, securities market professionals or holders of the issuer’s securities who may trade on the basis of the information)

THEN:

(4)	the issuer must make public disclosure of that same information:

•	simultaneously (for intentional disclosures), or

•	promptly (for non-intentional disclosures).

In the case of non-intentional disclosures, “promptly” means no later than 24 hours (or the commencement of the next day’s trading on the NYSE, whichever is later), after a senior official learns of the disclosure and knows, or is reckless in not knowing, that the information is both material and non-public.

D.	PERSONS TO WHOM SELECTIVE DISCLOSURE MAY NOT BE MADE:

(1)	BROKER-DEALERS and their associated persons;

(2)	INVESTMENT ADVISERS, certain institutional investment managers and their associated persons,

(3)	INVESTMENT COMPANIES, hedge funds and their affiliated persons, and

(4)	HOLDERS OF THE ISSUER’S SECURITIES, under circumstances where it is reasonably foreseeable that such person would purchase or sell securities on the basis of the information.

The Regulation is designed to cover sell-side analysts, buy-side analysts, institutional investment managers, and other market professionals who may be likely to trade on the basis of selectively disclosed information.

E.	EXCLUSIONS FROM REGULATION FD

SELECTIVE DISCLOSURES MAY BE MADE TO THE FOLLOWING AND NOT VIOLATE REGULATION FD:

(1)	communications to “temporary insiders” who owe a duty of trust or confidence to the issuer (i.e. attorneys, investment bankers, or accountants);

(2)	any person who expressly agrees to maintain the information in confidence (i.e., disclosures by a public company to private investors in private offerings);

(3)	an entity whose primary business is the issuance of a credit rating, if the information is disclosed for the sole purpose of developing such ratings and the entity’s ratings are publicly available; and

(4)	communications made in connection with most offerings of securities registered under the Securities Act of 1933.

F.	METHODS OF PUBLIC DISCLOSURE:

An issuer’s disclosure obligation may be met by any method reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Acceptable methods of public disclosure include:

•	Furnishing or filing with the SEC a Form 8-K (not applicable to closed-end investment companies);

•	press releases distributed through a widely circulated news or wire service; or

•	announcements made through press conferences or conference calls that interested members of the public may attend or listen to either in person, by telephonic transmission, or by other electronic transmission (including use of the Internet), of which the public has adequate notice and means of access.

Posting of new information on an issuer’s own website is NOT by itself a sufficient method of public disclosure. It may be used in combination with other methods.

G.	TRAINING

Appropriate training will be provided to certain employees identified as follows:

•	Corporate Communications Department

•	Portfolio managers of FTI Closed-End Funds and their assistants;

•	Managers and supervisors of Customer Services Representatives.

As part of this training, each employee will be notified that they should not communicate on substantive matters involving Franklin Resources Inc., or the FTI Closed-End Funds except in accordance with these Policies and Procedures.

H.	QUESTIONS

All inquiries regarding these Policie and Procedures should be addressed to Barbara Green, Deputy General Counel (650-525-7188, or Jim Davis, Director, Global Compliance (650-312-2832).

I.	FREQUENTLY ASKED QUESTIONS:

(1)	WHEN IS DISCLOSURE CONSIDERED INTENTIONAL WITHIN THE MEANING OF REGULATION FD?

Under Regulation FD, selective disclosure is considered intentional when the issuer (or person acting on its behalf) knows, or is reckless in not knowing, that the information disclosed is BOTH material and non-public. For example, non-intentional selective disclosures may occur when company officials inadvertently disclose material information in response to questions from analysts or shareholders or when a decision is made to selectively disclose information that the company does not view as material but the market moves in response to the disclosure.

(2)	WHAT IS NON-PUBLIC INFORMATION?

Information is non-public if it has not been disseminated in a manner making it available to investors generally.

(3)	WHAT IS MATERIAL INFORMATION?

Regulation FD deems information material if “there is a substantial likelihood that a reasonable shareholder would consider it important” in making an investment decision or if there a substantial likelihood that a fact would be viewed by a reasonable investor as having “significantly altered the ‘total mix’ of information made available.”

(4)	ARE THERE SPECIFIC TYPES OF INFORMATION THAT ARE CONSIDERED MATERIAL?

There is no bright line test to determine materiality. However, below is a list of items that should be reviewed carefully to determine whether they are material.

•	An impending departure of a portfolio manager who is primarily responsible for day-to-day management of a Closed-End Fund;

•	A plan to convert a Closed-End Fund from a closed-end investment company to an open-end investment company;

•	A plan to merge a Closed-End Fund into another investment company;

•	Impending purchases or sales of particular portfolio securities;

•	Information about Resources related to earnings or earnings forecasts;

•	Mergers, acquisitions, tender offers, joint ventures, or material change in assets;

•	Changes in control or in management;

•	Change in auditors or auditor notification that the issuer may no longer rely on an auditor’s audit report;

•	Events regarding Resources or an FTI Closed-End Fund’s securities - e.g., repurchase plans, stock splits or changes in dividends, calls of securities for redemption, changes to the rights of security holders, public or private sales of additional securities; and

•	Bankruptcies or receiverships.

(5)	ARE ALL ISSUER COMMUNICATIONS COVERED BY THE RULE?

No. Regulation FD applies only to communications by the issuer’s senior management, its investor relations professionals and others who regularly communicate with securities market professionals and security holders when those communications are made to securities market professionals and security holders under circumstances in which it is reasonably foreseeable that the holders will trade on the basis of the information. Regulation FD isn’t intended to apply to persons who are engaged in ordinary-course business communications with the issuer or to interfere with disclosures to the media. However, the traditional disclosure concerns (such as “tipping” material non-public information and leaking disclosure into the market) still apply.

(6)	ARE COMMUNICATIONS TO THE MEDIA COVERED BY REGULATION FD?

No. However, an interview with a reporter is not the best way to disseminate material information to the public and is not a method of public disclosure mentioned by the SEC as a means to satisfy Regulation FD.

(7) ARE ONE-ON-ONE DISCUSSIONS WITH ANALYSTS PERMITTED?

Yes. Regulation FD is not intended to undermine the role of analysts in “sifting through and extracting information that may not be significant to the ordinary investor to reach material conclusions.” However, persons covered by Regulation FD must be cautious not to selectively provide material non-public information in one-on-one discussions. (This may be confusing to some - perhaps this should be deleted).

(8)	MAY ISSUERS PROVIDE GUIDANCE ON EARNINGS?

Not selectively. Although many issuers have historically provided earnings guidance, the SEC observed in Regulation FD’s adopting release that an issuer that has a private conversation with an analyst in which the issuer provides direct or indirect guidance as to whether earnings will be higher than, lower than or even the same as forecasted will likely violate the rule. Regulation FD may be violated simply by confirming in a non-public manner an earnings forecast that is already public, because such confirmation may be material.

J.	SUPPLEMENTAL INFORMATION—SEC’S DIVISION OF COPORATE FINANCE

(1)	INTERPRETATIONS ISSUED OCTOBER 2000

1.	CAN AN ISSUER EVER CONFIRM SELECTIVELY A FORECAST IT HAS PREVIOUSLY MADE TO THE PUBLIC WITHOUT TRIGGERING THE RULE’S PUBLIC REPORTING REQUIREMENTS?

Yes. In assessing the materiality of an issuer’s confirmation of its own forecast, the issuer should consider whether the confirmation conveys any information above and beyond the original forecast and whether that additional information is itself material. That may depend on, among other things, the amount of time that has elapsed between the original forecast and the confirmation (or the amount of time elapsed since the last public confirmation, if applicable). For example, a confirmation of expected quarterly earnings made near the end of a quarter might convey information about how the issuer actually performed. In that respect, the inference a reasonable investor may draw from such a confirmation may differ significantly from the inference he or she may have drawn from the original forecast early in the quarter. The materiality of a confirmation also may depend on, among other things, intervening events. For example, if it is clear that the issuer’s forecast is highly dependent on a particular customer and the customer subsequently announces that it is ceasing operations, a confirmation by the issuer of a prior forecast may be material.

We note that a statement by an issuer that it has “not changed,” or that it is “still comfortable with,” a prior forecast is no different than a confirmation of a prior forecast. Moreover, under certain circumstances, an issuer’s reference to a prior forecast may imply that the issuer is confirming the forecast. If, when asked about a prior forecast, the issuer does not want to confirm it, the issuer may simply wish to say “no comment.” If an issuer wishes to refer back to the prior estimate without implicitly confirming it, the issuer should make clear that the prior estimate was as of the date it was given and is not being updated as of the time of the subsequent statement.

2.	DOES REGULATION FD CREATE A DUTY TO UPDATE?

No. Regulation FD does not change existing law with respect to any duty to update.

3.	IF AN ISSUER WANTS TO MAKE PUBLIC DISCLOSURE OF MATERIAL NONPUBLIC INFORMATION UNDER REGULATION FD BY MEANS OF A CONFERENCE CALL, WHAT INFORMATION MUST THE ISSUER PROVIDE IN THE NOTICE AND HOW FAR IN ADVANCE SHOULD NOTICE BE GIVEN?

An adequate advance notice under Regulation FD must include the date, time, and call-in information for the conference call. Issuers also should consider the following non-exclusive factors in determining what constitutes adequate advance notice of a conference call:

•	TIMING: Public notice should be provided a reasonable period of time ahead of the conference call. For example, for a quarterly earnings announcement that the issuer makes on a regular basis, notice of several days would be reasonable. We recognize, however, that the period of notice may be shorter when unexpected events occur and the information is critical or time sensitive.

•	AVAILABILITY: If a transcript or re-play of the conference call will be available after it has occurred, for instance via the issuer’s website, we encourage issuers to indicate in the notice how, and for how long, such a record will be available to the public.

4.	CAN AN ISSUER SATISFY REGULATION FD’S PUBLIC DISCLOSURE REQUIREMENT BY DISCLOSING MATERIAL NONPUBLIC INFORMATION AT A SHAREHOLDER MEETING THAT IS OPEN TO ALL SHAREHOLDERS, BUT NOT TO THE PUBLIC?

No. If a shareholder meeting is not accessible by the public, an issuer’s selective disclosure of material nonpublic information at the meeting would not satisfy Regulation FD’s public disclosure requirement.

5.	COULD AN EXCHANGE ACT FILING OTHER THAN A FORM 8-K, SUCH AS A FORM 10-Q OR PROXY STATEMENT, CONSTITUTE PUBLIC DISCLOSURE?

Yes. In general, including information in a document publicly filed on EDGAR with the SEC within the time frames that Regulation FD requires would satisfy the rule. In considering whether that disclosure is sufficient, however, companies must take care to bring the disclosure to the attention of readers of the document, must not bury the information, and must not make the disclosure in a piecemeal fashion throughout the filing.

6.	FOR PURPOSES OF REGULATION FD, MUST AN ISSUER WAIT SOME PERIOD OF TIME AFTER MAKING A FILING OR FURNISHING A REPORT ON EDGAR THAT COMPLIES WITH THE EXCHANGE ACT BEFORE MAKING DISCLOSURE OF THE SAME INFORMATION TO A SELECT AUDIENCE?

Prior to making disclosure to a select audience, the issuer need only confirm that the filing or furnished report has received a filing date (as determined in accordance with Rules 12 and 13 of Regulation S-T) that is no later than the date of the selective disclosure.

7.	CAN AN ISSUER EVER REVIEW AND COMMENT ON AN ANALYST’S MODEL PRIVATELY WITHOUT TRIGGERING REGULATION FD’S DISCLOSURE REQUIREMENTS?

Yes. It depends on whether, in so doing, the issuer communicates material nonpublic information. For example, an issuer ordinarily would not be conveying material nonpublic information if it corrected historical facts that were a matter of public record. An issuer also would not be conveying such information if it shared seemingly inconsequential data which, pieced together with public information by a skilled analyst with knowledge of the issuer and the industry, helps form a mosaic that reveals material nonpublic information. It would not violate Regulation FD to reveal this type of data even if, when added to the analyst’s own fund of knowledge, it is used to construct his or her ultimate judgments about the issuer. An issuer may not, however, use the discussion of an analyst’s model as a vehicle for selectively communicating - either expressly or in code - material nonpublic information.

8.	DURING A NONPUBLIC MEETING WITH ANALYSTS, AN ISSUER’S CEO PROVIDES MATERIAL NONPUBLIC INFORMATION ON A SUBJECT SHE HAD NOT PLANNED TO COVER. ALTHOUGH THE CEO HAD NOT PLANNED TO DISCLOSE THIS INFORMATION WHEN SHE ENTERED THE MEETING, AFTER HEARING THE DIRECTION OF THE DISCUSSION, SHE DECIDED TO PROVIDE IT, KNOWING THAT THE INFORMATION WAS MATERIAL AND NONPUBLIC. WOULD THIS BE CONSIDERED AN INTENTIONAL DISCLOSURE THAT VIOLATED REGULATION FD BECAUSE NO SIMULTANEOUS PUBLIC DISCLOSURE WAS MADE?

Yes. A disclosure is “intentional” under Regulation FD when the person making it either knows, or is reckless in not knowing, that the information he or she is communicating is both material and nonpublic. In this example, the CEO knew that the information was material and nonpublic, so the disclosure was “intentional” under Regulation FD, even though she did not originally plan to make it.

9.	MAY AN ISSUER PROVIDE MATERIAL NONPUBLIC INFORMATION TO ANALYSTS AS LONG AS THE ANALYSTS EXPRESSLY AGREE TO MAINTAIN CONFIDENTIALITY UNTIL THE INFORMATION IS PUBLIC?

Yes.

10.	IF AN ISSUER GETS AN AGREEMENT TO MAINTAIN MATERIAL NONPUBLIC INFORMATION IN CONFIDENCE, MUST IT ALSO GET THE ADDITIONAL STATEMENT THAT THE RECIPIENT AGREES NOT TO TRADE ON THE INFORMATION IN ORDER TO RELY ON THE EXCLUSION IN RULE 100(B)(2)(II) OF REGULATION FD?

No. An express agreement to maintain the information in confidence is sufficient. If a recipient of material nonpublic information subject to such a confidentiality agreement trades or advises others to trade, he or she could face insider trading liability.

11.	IF AN ISSUER WISHES TO RELY ON THE CONFIDENTIALITY AGREEMENT EXCLUSION OF REGULATION FD, IS IT SUFFICIENT TO GET AN ACKNOWLEDGMENT THAT THE RECIPIENT OF THE MATERIAL NONPUBLIC INFORMATION WILL NOT USE THE INFORMATION IN VIOLATION OF THE FEDERAL SECURITIES LAWS?

No. The recipient must expressly agree to keep the information confidential.

12.	MUST ROAD SHOW MATERIALS IN CONNECTION WITH A REGISTERED PUBLIC OFFERING BE DISCLOSED UNDER REGULATION FD?

Any disclosure made “in connection with” a registered public offering of the type excluded from Regulation FD is not subject to Regulation FD. That includes road shows in those offerings. All other road shows are subject to Regulation FD in the absence of another applicable exclusion from Regulation FD. For example, a disclosure in a road show in an unregistered offering is subject to Regulation FD. Also, a disclosure in a road show made while the issuer is not in registration and is not otherwise engaged in a securities offering is subject to Regulation FD. If, however, those who receive road show information expressly agree to keep the material nonpublic information confidential, disclosure to them is not subject to Regulation FD.

13.	CAN AN ISSUER DISCLOSE MATERIAL NONPUBLIC INFORMATION TO ITS EMPLOYEES (WHO MAY ALSO BE SHAREHOLDERS) WITHOUT MAKING PUBLIC DISCLOSURE OF THE INFORMATION?

Yes. Rule 100(b)(1) states that Regulation FD applies to disclosures made to “any person outside the issuer.” Regulation FD does not apply to communications of confidential information to employees of the issuer. An issuer’s officers, directors, and other employees are subject to duties of trust and confidence and face insider trading liability if they trade or tip.

14.	IF AN ISSUER HAS A POLICY THAT LIMITS WHICH SENIOR OFFICIALS ARE AUTHORIZED TO SPEAK TO PERSONS ENUMERATED IN RULE 100(B)(1)(I) - (B)(1)(IV), WILL DISCLOSURES BY SENIOR OFFICIALS NOT AUTHORIZED TO SPEAK UNDER THE POLICY BE SUBJECT TO REGULATION FD?

No. Selective disclosures of material nonpublic information by senior officials not authorized to speak to enumerated persons are made in breach of a duty of trust or confidence to the issuer and are not covered by Regulation FD. Such disclosures may, however, trigger liability under existing insider trading law.

15.

A PUBLICLY TRADED COMPANY HAS DECIDED TO CONDUCT A PRIVATE PLACEMENT OF SHARES AND THEN SUBSEQUENTLY REGISTER THE RESALE BY THOSE SHAREHOLDERS ON A FORM S-3 REGISTRATION STATEMENT. THE COMPANY AND ITS INVESTMENT BANKERS CONDUCT MINI-ROAD SHOWS OVER A THREE-DAY PERIOD DURING THE PRIVATE PLACEMENT. DOES THE RESALE REGISTRATION STATEMENT FILED AFTER COMPLETION OF

THE PRIVATE PLACEMENT AFFECT WHETHER DISCLOSURE AT THE ROAD SHOWS IS COVERED BY REGULATION FD?

No. The road shows are made in connection with an offering by the issuer that is not registered (i.e., the private placement), regardless of whether a registration statement is later filed for an offering by those who purchased in the private placement.

(2)	ADDITIONAL INTERPRETATIONS ISSUED DECEMBER 2000

16.	DOES THE MERE PRESENCE OF THE PRESS AT AN OTHERWISE NON-PUBLIC MEETING ATTENDED BY PERSONS OUTSIDE THE ISSUER DESCRIBED IN PARAGRAPH (B)(1) OF RULE 100 UNDER REGULATION FD RENDER THE MEETING PUBLIC FOR PURPOSES OF REGULATION FD?

Regulation FD states that a company can make public disclosure by filing or furnishing a Form 8-K or by disseminating information through another method (or combination of methods) that is reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Some companies may attempt to satisfy the latter method for public dissemination by merely having the press in attendance at a meeting to which the public is not invited or otherwise present. If it is attended by persons outside the issuer described in paragraph (b)(1) of Rule 100 under Regulation FD and if it is not otherwise public, the meeting will not necessarily be deemed public for purposes of Regulation FD by the mere presence of the press at the meeting. Whether or not the meeting would be deemed public would depend, among other things, on when, what and how widely the press reports on the meeting.

17.	IS REGULATION FD INTENDED TO REPLACE THE PRACTICE OF USING A PRESS RELEASE TO DISSEMINATE EARNINGS INFORMATION IN ADVANCE OF A CONFERENCE CALL OR WEBCAST AT WHICH EARNINGS INFORMATION WILL BE DISCUSSED?

No. In adopting Regulation FD, the Commission specifically indicated that it did not intend the regulation to alter or supplant the rules of self-regulatory organizations with respect to the use of press releases to announce material developments. In this regard, the Commission specifically endorsed a model for the planned disclosure of material information, such as earnings, in which the conference call or webcast is preceded by a press release containing the earnings information.

SUPPLEMENTAL MEMORANDUM

CHINESE WALL PROCEDURES

Under The Chinese Wall, access persons from Advisory Groups (as defined in Appendix A) are prohibited from having access to investment information of an Advisory Group other than his or her own Advisory Group with the following exception: Access persons to Floating Rate may have access to Investment Information of Franklin Templeton, but access persons to Franklin Templeton may not have access to Floating Rate.

The Chinese Wall applies to all access persons, including part-time employees, and consultants, and are in addition to those obligations prescribed by Franklin Templeton Code of Ethics (the “Code of Ethics”).

Questions regarding these procedures should be directed to the attention of Jim Davis, Legal Compliance Department, at 650-312-2832 or e-mailed to:

jdavis@frk.com.

GENERAL PROCEDURES

CONFIDENTIALITY. Access persons within one Advisory Group (e.g., Franklin Templeton) may not disclose Investment Information to access persons of the other Advisory Group (e.g., Franklin Mutual). Any communication of Investment Information outside an Advisory Group should be limited to persons (such as Accounting, Investment Operations, Legal and Compliance personnel) who have a valid “need to know” such information and each of whom is specifically prohibited from disclosing Investment Information from one to another except when necessary for regulatory purposes. Nothing contained herein is designed to prohibit the proper exchange of accounting, operational, legal or compliance information among such persons in the normal course of performing his or her duties.

DISCUSSIONS. Access persons within one Advisory Group should avoid discussing Investment Information in the presence of persons who do not have a need to know the information. Extreme caution should be taken with discussions in public places such as hallways, elevators, taxis, airplanes, airports, restaurants, and social gatherings. Avoid discussing confidential information on speakerphones. Mobile telephones should be used with great care because they are not secure.

ACCESS. Access persons should limit physical access to areas where confidential or proprietary information may be present or discussed. Only persons with a valid business reason for being in such an area should be permitted. In this regard, meetings with personnel who are not members of the same Advisory Group should be conducted in conference rooms rather than employee offices. Work on confidential projects should take place in areas that are physically separate and secure.

OUTSIDE INQUIRIES. Any person not specifically authorized to respond to press or other outside inquiries concerning a particular matter should refer all calls relating to the matter to the attention of Holly Gibson-Brady, Director, Corporate Communications, Franklin Templeton Investments, in San Mateo, California, at (650) 312-4701.

DOCUMENTS AND DATABASES. Confidential documents should not be stored in common office areas where unauthorized persons may read them. Such documents should be stored in secure locations and not left exposed overnight on desks or in workrooms.

Confidential databases and other confidential information accessible by computer should be protected by passwords or otherwise secured against access by unauthorized persons.

FAXING PROCEDURES. Confidential documents should not be faxed to locations where they may be read by unauthorized persons, including to other FRI offices outside the Advisory Group, unless steps have been taken to remove or redact any confidential information included in such documents. Prior to faxing a document that includes confidential information, the sender should confirm that the recipient is attending the machine that receives such documents.

THE CHINESE WALL

GENERAL. FRI has adopted the Chinese Wall to separate investment management activities conducted by certain investment advisory subsidiaries of FRI. The Chinese Wall may be amended or supplemented from time to time by memoranda circulated by the Legal Compliance Department.

CHINESE WALL RESTRICTIONS. Except in accordance with the Wall-crossing procedures described below or in accordance with such other procedures as may be developed by the Legal Compliance Department for a particular department or division:

•	No access person in any Advisory Group (as defined in Appendix A) should disclose Investment Information to any access person in the any other Advisory Group, or give such access persons access to any file or database containing such Investment Information; and

•	No access person in any Advisory Group should obtain or make any effort to obtain Investment Information within the any other Advisory Group from any person.

An access person who obtains Investment Information of an Advisory Group other than his or her own in a manner other than in accordance with the Chinese Wall procedures described herein, should immediately notify an appropriate supervisory person in his or her department who, in turn, should consult with the Legal Compliance Department concerning what, if any, action should be taken. Unless expressly advised to the contrary by the Legal Compliance Department, such employee should refrain from engaging in transactions in the related securities or other securities of the related issuer for any account and avoid further disclosure of the information.

CROSSING PROCEDURES. Disclosure of Investment Information of one Advisory Group to an access person in another Advisory Group on a “need to know” basis in the performance of his or her duties, should be made only if absolutely necessary. In such instance, the disclosure of such information may be made only in accordance with the specific procedures set forth below.

An access person within one Advisory Group must obtain prior approval from the Legal Compliance Department before making any disclosure of Investment Information to an access person within the other Advisory Group.

Before approval is granted, the Legal Compliance Department must be notified in writing by an Executive Officer within the Advisory Group (the “Originating Group”) which proposes to cross the Chinese Wall of (1) the identity of the Advisory Group access person(s) who are proposed to cross the Chinese Wall, (2) the identity of the access person(s) in the other Advisory Group (the “Receiving Group”) who are proposed to receive the Investment Information, (3) the applicable issuer(s), (4) the nature of the information to be discussed, and (5) the reason for crossing the Chinese Wall. The form of notice is attached to this Memorandum as Appendix B.

The Legal Compliance Department will notify an Executive Officer within the Receiving Group of the identity of the access person(s) who are proposed to cross the Chinese Wall. The Legal Compliance Department may not disclose any additional information to such person.

If approval is obtained from an Executive Officer within the Receiving Group, the Legal Compliance Department will notify the requesting Executive Officer in the Originating Group that the proposed Wall-crosser(s) may be contacted. Personnel from the Legal Compliance Department or their designees must attend all meetings where Wall-crossing communications are made. Communications permitted by these crossing procedures should be conducted in a manner not to be overheard or received by persons not authorized to receive confidential information.

The Legal Compliance Department will maintain a record of Wall-crossings.

An access person who has crossed the Chinese Wall under these procedures must maintain the confidentiality of the Investment Information received and may use it only for the purposes for which it was disclosed.

Any questions or issues arising in connection with these crossing procedures will be resolved between the appropriate Executive Officers(s), the Legal Compliance Department and the Legal Department.

APPENDIX A

FRANKLIN TEMPLETON INVESTMENT’S ADVISORY GROUPS (12/02)

1.	FRANKLIN/TEMPLETON ADVISORY GROUP

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Investment Advisory Services, Inc.

Franklin Private Client Group, Inc.

Franklin Templeton Investments Corp (Canada)

Franklin Templeton Investment Management, Limited (UK)

Franklin Templeton Investments Japan, Ltd.

Franklin Templeton Investments Australia Limited

FTI Institutional, LLC

Franklin Templeton Asset Strategies, LLC

Franklin Templeton Investments (Asia) Limited

Franklin Templeton Asset Management S.A., (France)

Templeton/Franklin Investment Services, Inc.

Templeton Investment Counsel, LLC

Templeton Asset Management, Limited.

Templeton Global Advisors Limited (Bahamas)

Templeton Asset Management (India) Pvt. Ltd.

Fiduciary Trust Company International (NY)

Fiduciary International, Inc.

Fiduciary Investment Management International, Inc.

Fiduciary Trust International Asia Limited (Hong Kong)

Fiduciary Trust International Australia Limited

Fiduciary Trust International Limited (UK)

Fiduciary Trust International Investment Management, Inc. (Japan)

Fiduciary Trust International of California

Fiduciary Trust International of the South (Florida)

FTI -Banque Fiduciary Trust (Switzerland)

2.	FRANKLIN FLOATING RATE TRUST ADVISORY GROUP

3.	FRANKLIN MUTUAL ADVISORY GROUP

APPENDIX B

M E M O R A N D U M

TO:                         The Legal Compliance Department - San Mateo

FROM:

RE:                         Chinese Wall Crossing

DATE:

The following access person(s)

Name                                                  Title                                                  Department

within the                                  Advisory Group are proposing to cross the Chinese Wall and communicate certain Investment Information to the access persons within the                                  Advisory Group identified below.

                    Name                                                  Title                                                  Department

Such access person(s) will cross the Chinese Wall with respect to the following issuer:

The following is a description of the nature of the information to be discussed by such access person(s):

Modified on

Code of Ethics Revised 12-03-02 Readonly.doc

APPROVED:

EXECUTIVE OFFICER (ORIGINATING GROUP)

Executive Officer (Receiving Group)

[1]	“Director” includes trustee.

[2]	The term “employee or employees” includes futures associates, as well as regular employees of Franklin Templeton Investments.

[3]	SEE Appendix A. II., for definition of “Proprietary Accounts.”

[4]	Generally, a person has “beneficial ownership” in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person’s immediate family sharing the same household.

[5]	Proprietary Information: Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available to persons outside of Franklin Templeton Investments. Examples of such Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers (including confidentiality agreements). Examples of non-Proprietary Information include mass media publications (e.g., The Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line, Standard and Poors), and research reports available to the general public.

[6]	The Director, Global Compliance is designated on Schedule A. The “Appropriate Analyst” means any securities analyst or portfolio manager, other than you,

making recommendations or investing funds on behalf of any associated client, who may be reasonably expected to recommend or consider the purchase or sale of the security in question.

[7]	Associated Client: A Fund or client who’s trading information would be available to the access person during the course of his or her regular functions or duties.

[8]	This restriction applies equally to transactions occurring in margin and option accounts, which may not be due to direct actions by the Portfolio Person. For example, a stock held less than 60 days that is sold to meet a margin call or the underlying stock of a covered call option held less than 60 days that is called away, would be a violation of this restriction if these transactions resulted in a profit for the Portfolio Person.

[9]	You are not required to separately report the vesting of shares or options of Franklin Resources, Inc., received pursuant to a deferred compensation plan as such information is already maintained.

[10]	See Sections 3.2 and 4.6 of the Code. Also, confirmations and statements of transactions in open-end mutual funds, including mutual funds sponsored by Franklin Templeton Investments are not required. See Section 3.3 above for a list of other securities that need not be reported. If you have any beneficial ownership in a discretionary account, transactions in that account are treated as yours and must be reported by the manager of that account (see Section 6.1.C below).

[11]	Officers, directors and certain other key management personnel who perform significant policy-making functions of Franklin Resources, Inc., the closed-end funds, and/or real estate investment trusts may have ownership reporting requirements in addition to these reporting requirements. Contact the Legal Compliance Department for additional information. SEE also the “Insider Trading Policy” attached.

[12]	Please note that these conditions apply to any discretionary account in existence prior to the effective date of this Code or prior to your becoming an access person. Also, the conditions apply to transactions in any discretionary account, including pre-existing accounts, in which you have any direct or indirect beneficial ownership, even if it is not in your name.

[13]	Any pre-existing agreement must be promptly amended to comply with this condition. The required reports may be made in the form of an account statement if they are filed by the applicable deadline.

[14]	An “advisory person” of a registered investment company or an investment adviser is any employee, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an advisory client, or whose functions relate to the making of any recommendations with respect to such purchases or sales. Advisory person also includes any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

[15]	Generally, an “advisory representative” is any person who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made, or who, in connection with his duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations. See Section II of Appendix A for the legal definition of “Advisory Representative.”

[16]	Security includes any option to purchase or sell, and any security that is exchangeable for or convertible into, any security that is held or to be acquired by a fund.

[17]	Special circumstances include but are not limited to, for example, differences in time zones, delays due to travel, and the unusual size of proposed trades or limit orders. Limit orders must expire within the applicable clearance period.

[18]	As of August 2002

[19]	If an investment opportunity is presented to you in your capacity as a portfolio manager AND the investment opportunity is suitable for the fund/ client, it must first be offered to the fund/client before any personal securities transaction can be effected.

Item 3.	Audit Committee Financial Expert.

(a) (1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $430,529 for the fiscal year ended December 31, 2003 and $446,500 for the fiscal year ended December 31, 2002.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended December 31, 2003 and $5,998 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $337,344 for the fiscal year ended December 31, 2003 and $357,762 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,760 for the fiscal year ended December 31, 2003 and $84,424 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for tax compliance and advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The Fund’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $340,104 for the fiscal year ended December 31, 2003 and $448,184 for the fiscal year ended December 31, 2002.

(h) No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 9.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 10.	Exhibits.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ Jimmy D. Gambill

Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date	February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jimmy D. Gambill

Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date	February 27, 2004

Company Name

By	/s/ Kimberley H. Monasterio

Kimberley H. Monasterio
Chief Financial Officer
Date	February 27, 2004